UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [SEC]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                               RYDEX SERIES FUNDS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)   Title of each class of securities to which transaction applies:

          (2)   Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)   Proposed maximum aggregate value of transaction:

          (5)   Total fee paid:

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 [ ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)   Amount Previously Paid:

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

                               RYDEX SERIES FUNDS

Dear Shareholder:

   I am writing you on important matters relating to the Rydex|SGI International Opportunity Fund, a series of Rydex Series Funds (the "Fund"). On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of PADCO Advisors, Inc., the Fund's investment adviser that operates under the name Rydex Investments (the "Investment Adviser"), and certain of SBHC's affiliates entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Under the agreements, the Purchaser will acquire control of the Investment Adviser and affiliates. Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision.


   This transaction should not result in material changes to the day-to-day management and operations of the Fund. For example, your daily experience in dealing with the Fund should remain unchanged. However, for legal reasons, this transaction will have the effect of terminating the Fund's investment advisory agreement with the Investment Adviser. Accordingly, by this proxy statement, we are requesting that you vote to approve a substantially identical investment advisory agreement so that the Investment Adviser may continue to manage the Fund.

   In addition, the Investment Adviser recently recommended, and the Fund's Board of Trustees approved, a new set of principal investment strategies pursuant to which the Fund will invest its assets according to an international long/short strategy. The Investment Adviser also recommended that the Fund change its name to the "International Long Short Select Fund." These changes do not require shareholder approval. However, in order to fully implement the new investment strategies, you are being asked to approve a new sub-advisory agreement with Security Global Investors, LLC ("SGI"), an affiliate of the Investment Adviser, so that SGI can replace Valu-Trac Investment Management Limited, the Fund's current sub-adviser. We believe that SGI has a talented and capable team of portfolio managers and research analysts with substantial experience in managing assets in accordance with an international long/short strategy mandate. Accordingly, by this proxy statement, we are requesting that you vote to approve the new sub-advisory agreement with SGI so that SGI may manage the Fund's assets as the Fund's new sub-adviser. Shareholders should refer to the enclosed proxy statement materials for important information about this new investment program (including important information about Fund operating expenses, which could increase as a result of these new strategies).


   We are also requesting that you vote to approve a change to the Fund's "fundamental investment policy" on borrowing money, which currently is more prohibitive than necessary.

   A Special Meeting of Shareholders (the "Meeting") of the Fund has been scheduled for April 23, 2010 to vote on these matters. If you are a shareholder of

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


record of the Fund as of the close of business on February 24, 2010, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

   Pursuant to these materials, you are being asked to approve proposals for the Fund, as listed above. Please note that you may receive similar materials if you own shares of other funds in the Rydex|SGI fund complex asking you to approve proposals for the other funds.

   You can vote in one of four ways:


   o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

   o Through the web site listed in the proxy voting instructions,

   o By telephone using the toll-free number listed in the proxy voting instructions, or

   o In person at the shareholder meeting on April 23, 2010.


   We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Fund do not generally occur with great frequency, so we ask that you take the time to carefully consider these proposals and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

   Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex Series Funds prior to the Meeting, or by voting in person at the Meeting.


   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                      Sincerely,

                                      /s/ Richard M. Goldman

                                      Richard M. Goldman
                                      President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

   By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders ("Proxy Statement").

                              QUESTIONS AND ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and your proxy card -- because you have the right to vote on four important proposals concerning your investment in the Rydex|SGI International Opportunity Fund, a series of Rydex Series Funds (the "Fund").

   Proposal 1 relates to actions that need to be taken in response to an impending change in control of PADCO Advisors, Inc., the Fund's investment adviser that operates under the name Rydex Investments (the "Investment Adviser"). This change in control affects the Fund's advisory agreement with the Investment Adviser.

   Proposal 2 relates to the replacement of the Fund's current sub-adviser, Valu-Trac Investment Management Limited ("Valu-Trac"), with Security Global Investors, LLC ("SGI"), an affiliate of the Investment Adviser. Proposal 2 is part of a larger plan, which does not require shareholder approval, to implement new principal investment strategies and change the Fund's name.

   Proposal 3 relates to the approval of Valu-Trac as the sub-adviser to the Fund in the event that shareholder approval is not obtained with respect to the new sub-advisory agreement with SGI or SGI is otherwise not appointed as sub-adviser. This is necessary because the impending change in control, if implemented, would terminate any sub-advisory agreement then in effect, which would be the sub-advisory agreement with Valu-Trac if Proposal 2 is not approved and SGI is not appointed prior to the change in control.


   And lastly, Proposal 4 relates to a proposed change in the Fund's ability to borrow money. The Fund has a "fundamental investment policy" on borrowing that is more prohibitive than necessary and than applicable law requires. Thus, Proposal 4 seeks to amend the current fundamental investment policy on borrowing money in order to provide the Fund with the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes (a certain type of leverage), consistent with current law and with the Fund's investment strategies and objectives.


Q. WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Fund, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. For that reason, we are seeking shareholder approval of a new investment advisory agreement for the Fund.

   Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser and SGI, and certain of SBHC's affiliates have entered into agreements with an investor group led by Guggenheim Partners, LLC (the "Purchaser"). Guggenheim Partners, LLC is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision. Under the agreements, the Purchaser will acquire control of the Investment Adviser, SGI and affiliates (the "Transaction").


   The Transaction should not result in material changes to the day-to-day management and operations of the Fund. However, the Transaction will result in a change in control of the Investment Adviser within the meaning of the 1940 Act. This will, in turn, result in the termination of the current investment advisory agreement between the Investment Adviser and the Fund (the "Current Investment Advisory Agreement"). In addition, the transaction will result in the termination of the current sub-advisory agreement between the Investment Adviser and Valu-Trac, with respect to the Fund (the "Current Valu- Trac Sub-Advisory Agreement" and, together with the Current Investment Advisory Agreement, the "Current Agreements").


   At Special Meetings of the Board of Trustees of Rydex Series Funds (the "Board") held on January 28, 2010 and February 12, 2010, the Board considered and voted in favor of a new investment advisory agreement between the Investment Adviser and the Fund (the "New Investment Advisory Agreement"), as well as new sub-advisory agreements between the Investment Adviser and SGI (the "New SGI Sub-Advisory Agreement"), in order to effect the changes to the Fund's name and investment strategies, and between the Investment Adviser and Valu-Trac, in case the New SGI Sub-Advisory Agreement is not approved by shareholders or SGI is otherwise not appointed as sub-adviser (the "New Valu-Trac Sub-Advisory Agreement" and, together with the New Investment Advisory Agreement and New SGI Sub-Advisory Agreement, the "New Agreements"), pursuant to which, subject to their approval by the Fund's shareholders, the Investment Adviser will continue to serve as investment adviser to the Fund and either SGI or Valu-Trac will serve as sub-adviser.


   With respect to Proposal 4, the 1940 Act requires shareholder approval to amend "fundamental investment policies" adopted by the Fund. The Fund currently has in place a fundamental investment policy on its ability to borrow money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage the Fund's portfolio, thereby potentially amplifying its gains and losses. The Fund's current fundamental investment policy on borrowing money, however, is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. Upon a request from management of the Fund, the Board has reviewed the Fund's fundamental investment policy on borrowing money and has recommended a change intended to simplify and modernize the policy. In general, the proposed change provides the Fund the maximum flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current applicable law and with the Fund's investment strategies and objectives. The proposal to amend the Fund's fundamental investment policy on borrowing money is unrelated to the Transaction.


Q. WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Investment Adviser, the fees payable to the Investment Adviser and the persons responsible for the day-to-day operations of the Fund are expected to remain unchanged as a result of the Transaction. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory services provided to the Fund due to the change in control. However, as part of a larger plan unrelated to the Transaction, the Board is seeking the approval of SGI to replace Valu-Trac, which would result in changes to the operations and day-to-day management of the investments of the Fund, if the New SGI Sub-Advisory Agreement is approved.

Q. WILL THERE BE ANY CHANGES TO THE FUND'S OTHER SERVICE PROVIDERS?

A. The Purchaser will also acquire control of certain of the Fund's other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Fund, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Fund. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Fund after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to the Fund due to the change in control.

Q. WHY IS THE BOARD SOLICITING APPROVAL OF SECURITY GLOBAL INVESTORS, LLC TO SERVE AS SUB-ADVISER TO THE FUND?


A. The Investment Adviser recently recommended, and the Board approved, new principal investment strategies pursuant to which the Fund will invest its assets according to an international long/short strategy. The Investment Adviser also recommended that the Fund change its name from the "International Opportunity Fund" to the "International Long Short Select Fund." These changes do not require shareholder approval. However, in order to fully implement the new investment strategies, you are being asked to approve the New SGI Sub-Advisory Agreement, so that SGI can replace Valu-Trac as sub-adviser and implement this new investment program.

   The Investment Adviser and the Board believe that implementing this new investment program and thus retaining SGI to serve as the sub-adviser to the Fund in the place of Valu-Trac is in the best interests of the Fund and its shareholders. Thus, at a Special Meeting of the Board held on February 12, 2010, the Board considered and voted in favor of the New SGI Sub-Advisory Agreement. The 1940 Act requires shareholder approval before a fund enters into an investment advisory or sub-advisory agreement. Accordingly, shareholder approval is required to approve the New SGI Sub-Advisory Agreement.

   Although we are proposing SGI as a new sub-adviser to the Fund, we are also requesting that you vote to approve the New Valu-Trac Sub-Advisory Agreement, so that Valu-Trac may continue to serve as sub-adviser to the Fund after the Transaction in the event that shareholder approval is not obtained with respect to the New SGI Sub-Advisory Agreement or SGI is otherwise not appointed as sub-adviser. In other words, Valu-Trac will not be retained as the sub-adviser to the Fund, even if approved by shareholders, so long as shareholders approve the proposal to retain SGI as the sub-adviser to the Fund.

Q. HOW WILL THE FUND'S NEW INVESTMENT PROGRAM AFFECT ME?


A. Although the Fund's new investment program differs in many respects from the Fund's current program, the Fund's investment objective of long-term capital appreciation will not be changing. For example, the Fund currently attempts to achieve its investment objective by investing in exchange-traded funds and other financial instruments that provide exposure to, or closely correlate with, the performance of certain foreign countries included in the MSCI EAFE (Europe, Australasia and Far East) Index (the "Index") and have the potential to generate returns, before fees and expenses, in excess to those of the Index. If the new investment program is implemented, the Fund will pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market.

   Because the Fund will engage in short sales to a greater degree under the new investment program, the Fund's overall expenses are expected to increase, if shareholders approve the New SGI Sub-Advisory Agreement and the new investment program is implemented. This is because there are certain additional costs associated with short selling, as discussed in more detail in the Proxy Statement.

   It is important to note that if shareholders approve the New Valu-Trac Sub-Advisory Agreement, so that Valu-Trac continues to serve as the Fund's subadviser, but shareholder approval is not obtained with respect to the New SGI Sub-Advisory Agreement, the Fund's new investment strategies will not be implemented and the Fund's current investment strategies will remain unchanged until further consideration by the Investment Adviser and the Board.

Q. WILL THE FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES INCREASE?


A. No. The fee rates under the New Investment Advisory and New Valu-Trac Sub-Advisory Agreements are identical to those under the Current Agreements. The other terms of the New Investment Advisory and New Valu-Trac Sub-Advisory Agreements will also be the same in all material respects to those of the Current Agreements. In addition, if the New SGI Sub-Advisory Agreement is adopted, the fee rates thereunder will be the same as the sub-advisory fee rates under the New Valu-Trac Sub-Advisory Agreement. However, if shareholders approve the New SGI Sub-Advisory Agreement, the Fund's overall expenses are expected to increase as a result of the implementation of the new investment program and the additional expenses associated with short selling.


Q. WHAT EFFECT WILL THE PROPOSED CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY HAVE ON THE FUND?

A. While this proposal is intended to provide the Investment Adviser and SGI or Valu-Trac, as applicable, with greater flexibility in managing the Fund's borrowing activity, the Fund would continue to be managed subject to limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's registration statement.


   Although the change would expand the ability of the Fund to borrow for investment purposes, the Investment Adviser, SGI and Valu-Trac do not intend to materially increase the borrowing level of the Fund in the near future, and therefore believe that the proposed changes will not materially affect the investment risks currently associated with the Fund. To the extent the Fund expands its level of borrowing for investment purposes, which could be done without additional shareholder approval if the proposal is approved, the value of the Fund's shares may be more volatile than if the Fund did not borrow.


   Should the Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

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

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?


A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.


Q. WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board for use at the Special Meeting of Shareholders to be held on April 23, 2010 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q. HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q. WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved, each proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q. IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of each proposal.

Q. HOW DO I PLACE MY VOTE?

A. You may provide the Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund's proxy solicitation agent at the telephone number below.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?


A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

   Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to Rydex Series Funds prior to the Meeting, or by voting in person at the Meeting.


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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                       This page intentionally left blank.

                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

   Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Rydex|SGI International Opportunity Fund (the "Fund"), a series of Rydex Series Funds (the "Trust"), will be held at the Trust's offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET for the purposes listed below:

                                    PROPOSALS

1. THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND PADCO ADVISORS, INC., WITH RESPECT TO THE FUND

2. THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN PADCO ADVISORS, INC. AND SECURITY GLOBAL INVESTORS, LLC, WITH RESPECT TO THE FUND

3. THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN PADCO ADVISORS, INC. AND VALU-TRAC INVESTMENT MANAGEMENT LIMITED, WITH RESPECT TO THE FUND

4. THE APPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

   After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote "FOR" each of the Proposals.


   Shareholders of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own such shares.

   We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust prior to the Meeting, or by voting in person at the Meeting.

                           By Order of the Board of Trustees,

                           /s/ Richard M. Goldman

                           Richard M. Goldman
                           President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                                TABLE OF CONTENTS


OVERVIEW OF THE PROPOSALS ................................................  3

  Approval of New Investment Advisory and Sub-Advisory Agreements
  (Proposals 1 - 3) ......................................................  3
  Approval of a Change to the Fund's Fundamental Investment Policy on
  Borrowing (Proposal 4) .................................................  4
  Information Regarding the Change in Control of the Investment Adviser ..  5
  Section 15(f) of the 1940 Act ..........................................  7
  Approval of the New Agreements by the Board ............................  7
  Board Considerations in Approving the New Agreements ...................  8
  New Investment Advisory Agreement ......................................  9
  New Valu-Trac Sub-Advisory Agreement ................................... 12
  New SGI Sub-Advisory Agreement ......................................... 14

PROPOSAL 1 - THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT ....... 16

  The Investment Adviser ................................................. 16
  Material Terms of the New Investment Advisory Agreement ................ 17

BOARD RECOMMENDATION ON PROPOSAL 1 ....................................... 18

PROPOSAL 2 - THE APPROVAL OF THE NEW SGI SUB-ADVISORY AGREEMENT .......... 19

  Overview of the Investment Strategies to be Implemented by SGI ......... 19
  Information About SGI .................................................. 21
  Material Terms of the New SGI Sub-Advisory Agreement ................... 22
  Fund Fees and Expenses ................................................. 24

BOARD RECOMMENDATION ON PROPOSAL 2 ....................................... 27

PROPOSAL 3 - THE APPROVAL OF THE NEW VALU-TRAC SUB-ADVISORY AGREEMENT .... 28

  Information About Valu-Trac ............................................ 29
  Material Terms of the Valu-Trac Sub-Advisory Agreement ................. 29

BOARD RECOMMENDATION ON PROPOSAL 3 ....................................... 31

PROPOSAL 4 - THE APPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL
INVESTMENT POLICY ON BORROWING MONEY ..................................... 32

  Proposed New Fundamental Investment Policy ............................. 32
  Current Fundamental Investment Policy .................................. 32
  Discussion of Proposed Modification .................................... 32

BOARD RECOMMENDATION ON PROPOSAL 4 ....................................... 33

OTHER BUSINESS ........................................................... 34

ADDITIONAL INFORMATION ................................................... 34

  Administrator, Principal Underwriter and Transfer Agent ................ 34
  Affiliations and Affiliated Brokerage .................................. 34
  Other Information ...................................................... 34
  Voting Information ..................................................... 34
  Shareholder Proposals .................................................. 37

                                   APPENDICES

Appendix A    FORM OF INVESTMENT ADVISORY AGREEMENT ...................   A-1

Appendix B    INFORMATION REGARDING THE INVESTMENT
              ADVISORY AGREEMENT AND FEES PAID TO
              THE INVESTMENT ADVISER AND AFFILIATES ...................   B-1

Appendix C    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS ................   C-1

Appendix D-1  ADVISORY FEE RATES OF FUNDS WITH SIMILAR
              INVESTMENT OBJECTIVES ADVISED BY PADCO
              ADVISORS, INC. AND PADCO ADVISORS II, INC. .............. D-1-1

Appendix D-2  ADVISORY FEE RATES OF FUNDS WITH SIMILAR
              INVESTMENT OBJECTIVES SUB-ADVISED BY
              SECURITY GLOBAL INVESTORS, LLC .......................... D-2-1

Appendix D-3  ADVISORY FEE RATES OF FUNDS WITH SIMILAR
              INVESTMENT OBJECTIVES SUB-ADVISED BY
              VALU-TRAC INVESTMENT MANAGEMENT LIMITED ................. D-3-1

Appendix E-1  FORM OF SUB-ADVISORY AGREEMENT WITH
              SECURITY GLOBAL INVESTORS, LLC .......................... E-1-1

Appendix E-2  FORM OF SUB-ADVISORY AGREEMENT WITH
              VALU-TRAC INVESTMENT MANAGEMENT LIMITED ................. E-2-1

Appendix F    INFORMATION REGARDING THE SUB-ADVISORY
              AGREEMENT WITH VALU-TRAC INVESTMENT
              MANAGEMENT LIMITED AND FEES PAID TO THE
              SUB-ADVISER .............................................   F-1

Appendix G    OUTSTANDING SHARES ......................................   G-1

Appendix H    BENEFICIAL OWNERS OF MORE THAN 5% OF A
              CLASS OF THE FUND .......................................   H-1

                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
                                 1-800-820-0888

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 23, 2010

   This proxy statement ("Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Rydex Series Funds (the "Trust"). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at the Trust's offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any and all adjournments or postponements thereof (the "Meeting").

   The Board has called the Meeting and is soliciting proxies from shareholders of the Rydex|SGI International Opportunity Fund (the "Fund") with respect to the following proposals (the "Proposals") as follows:

                                    PROPOSALS

1. THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND PADCO ADVISORS, INC., WITH RESPECT TO THE FUND

2. THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN PADCO ADVISORS, INC. AND SECURITY GLOBAL INVESTORS, LLC, WITH RESPECT TO THE FUND

3. THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN PADCO ADVISORS, INC. AND VALU-TRAC INVESTMENT MANAGEMENT LIMITED, WITH RESPECT TO THE FUND

4. THE APPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING


   This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about April 2, 2010.


   You are entitled to vote at the Meeting if you are a shareholder as of the close of business on February 24, 2010 (the "Record Date").


   If you have any questions about the Proposals or about voting, please call The Altman Group, the Fund's proxy solicitor, at 1-877-864-5058.

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
             MATERIALS FOR THE MEETING TO BE HELD ON APRIL 23, 2010


   This Proxy Statement is available at www.proxyonline.com/docs/rydexSGI5.pdf. In addition, shareholders can find important information about the Fund in the Fund's annual report, dated March 31, 2009, including financial reports for the fiscal year ended March 31, 2009, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to the Trust, or by calling the telephone number shown on the front page of this Proxy Statement.

                            OVERVIEW OF THE PROPOSALS

         APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
                                (PROPOSALS 1 - 3)

   Proposal 1 relates to actions that need to be taken in response to an impending change in control of PADCO Advisors, Inc., the Fund's investment adviser that operates under the name Rydex Investments (the "Investment Adviser").


   Proposal 2 relates to the replacement of the Fund's current sub-adviser, Valu-Trac Investment Management Limited ("Valu-Trac"), with Security Global Investors, LLC ("SGI"), an affiliate of the Investment Adviser. Proposal 2 is part of a larger plan, which does not require shareholder approval, to implement new principal investment strategies and change the Fund's name. The Investment Adviser recently recommended, and the Board approved, new principal investment strategies pursuant to which the Fund will invest its assets according to an international long/short strategy. The Investment Adviser also recommended that the Fund change its name to the "International Long Short Select Fund." In order to fully implement the new investment strategies, you are being asked to approve the new sub-advisory agreement with SGI so that SGI can replace Valu-Trac as sub-adviser and implement this new investment program.


   The Investment Adviser will continue to serve as the Fund's investment adviser and will oversee SGI's day-to-day management of the Fund. The Board believes that retaining SGI to serve as the sub-adviser to the Fund in the place of Valu-Trac is in the best interests of the Fund and its shareholders.

   In addition, Proposal 3 relates to the approval of Valu-Trac as the sub-adviser to the Fund in the event that shareholder approval is not obtained with respect to the new sub-advisory agreement with SGI or SGI is otherwise not appointed as sub-adviser. This is necessary because the impending change in control, if implemented, would terminate any sub-advisory agreement then in effect, which would be the sub-advisory agreement with Valu-Trac if Proposal 2 is not approved and SGI is not appointed prior to the change in control.

   For purposes of this Proxy Statement, the term "Advisers" collectively refers to the Investment Adviser, SGI and Valu-Trac.

   The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, such as the Fund, requires that a fund's investment advisory agreement terminate whenever there is deemed to be a change in control of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund's investments. Similarly, the 1940 Act requires shareholder approval before a fund enters into an initial investment advisory agreement. For those reasons, we are seeking shareholder approval of new investment advisory and sub-advisory agreements for the Fund.

   Upon completion of a transaction involving the Investment Adviser, which is discussed in more detail below, the Fund's current investment advisory agreement with the Investment Adviser will be terminated. In addition, the transaction will result in the termination of the current sub-advisory agreement between the Investment Adviser and Valu-Trac, with respect to the Fund. Accordingly, Proposal 1 relates to the approval by shareholders of a new investment advisory agreement between the Investment Adviser and the Fund (the "New Investment Advisory Agreement"). Similarly, Proposal 3 relates to the approval by shareholders of a new sub-advisory agreement between the Investment Adviser and Valu-Trac, with respect to the Fund (the "New Valu-Trac Sub-Advisory Agreement").

   However, as an alternative to approving the New Valu-Trac Sub-Advisory Agreement as discussed in Proposal 3, Proposal 2 relates to the replacement of Valu-Trac with SGI with the approval of a new sub-advisory agreement between the Investment Adviser and SGI, with respect to the Fund (the "New SGI Sub-Advisory Agreement" and, together with the New Investment Advisory Agreement and New Valu-Trac Sub-Advisory Agreement, the "New Agreements"). Subject to shareholder approval and as discussed in more detail below, the New Valu-Trac Sub-Advisory Agreement will only be consummated if shareholder approval is not obtained with respect to the New SGI Sub-Advisory Agreement or SGI is otherwise not appointed as sub-adviser.

   Although the change in control of the Investment Adviser, if consummated after the appointment of SGI, also would terminate the New SGI Sub-Advisory Agreement, approval by shareholders of both Proposal 1 and Proposal 2 will be deemed to constitute approval of a new sub-advisory agreement with SGI with terms identical to those of the New SGI Sub-Advisory Agreement approved pursuant to Proposal 2 and in place immediately before the change in control.

       APPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
                             BORROWING (PROPOSAL 4)

   In addition to considering the New Agreements in Proposals 1, 2 and 3, shareholders of the Fund also are being asked to consider the approval of a change to the Fund's current fundamental investment policy on borrowing money. The 1940 Act requires that a fund adopt a fundamental investment policy on borrowing. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. The Fund's current fundamental investment policy on borrowing money is more restrictive than the 1940 Act requires, unnecessarily limiting investment strategies. Accordingly, Proposal 4 seeks approval of a change to the Fund's fundamental investment policy on borrowing money in order to permit the Fund to engage in borrowing money consistent with applicable law. Proposal 4 is unrelated to Proposals 1, 2 and 3.

                   FOR THE REASONS DISCUSSED BELOW, THE BOARD
                     RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                     THE APPROVAL OF THE NEW AGREEMENTS AND
                      CHANGE TO THE FUNDAMENTAL INVESTMENT
                           POLICY ON BORROWING MONEY.

      INFORMATION REGARDING THE CHANGE IN CONTROL OF THE INVESTMENT ADVISER

   On February 16, 2010, Security Benefit Mutual Holding Company ("SBHC"), the parent company of the Investment Adviser and SGI, and certain of SBHC's affiliates (collectively, "SecBen") entered into agreements with Guggenheim SBC Holdings LLC ("Purchaser"), a special purpose entity managed by Guggenheim Partners, LLC ("Guggenheim"), which is a global, independent, privately-held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Purchaser will acquire control of the Investment Adviser, SGI and affiliates (the "Transaction").

   The final form of the Purchaser's controlling stake in the Investment Adviser, SGI and affiliates will depend upon whether certain conditions are satisfied. In the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in Security Benefit Corporation ("SBC"), a wholly-owned subsidiary of SBHC and the parent company of the Investment Adviser, SGI and affiliates (the "Purchase Transaction"); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Purchaser or the failure to meet a specific closing condition relating to execution of employment agreements by certain employees of the SBC group of companies, a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates (the "Contingent Asset Management Purchase and Sale").

   In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Purchaser has made a secured loan to SBC. Upon the closing of the Purchase Transaction, the Purchaser will make a capital contribution to SBC and the secured loan will convert into equity in SBC and SBHC will transfer all of the issued and outstanding shares of capital stock of SBC to the Purchaser. The Purchase Transaction is conditioned on the approval of a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC are expected to receive cash payments or policy credits in connection with the cancellation of their ownership interests. In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note from the Purchaser and have certain debt extinguished, and the Purchaser will receive all of the issued and outstanding membership interests of each entity in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates.

   The Transaction should not result in material changes to the day-to-day management and operations of the Fund. For example, your daily experience in dealing with the Fund should remain unchanged. However, the Transaction will result in a "change in control" of the Investment Adviser within the meaning of the 1940 Act. This will automatically terminate the current investment advisory agreement between the Investment Adviser and the Fund (the "Current Investment Advisory Agreement") and any sub-advisory agreement then in place between the Investment Adviser and either SGI or Valu-Trac, with respect to the Fund (the "Current Valu-Trac Sub-Advisory Agreement" and, together with the Current Investment Advisory Agreement, the "Current Agreements").


   In addition, the Purchaser will acquire control of certain of the Fund's other service providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, Inc., which serves as the principal underwriter/distributor to the Fund, and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Fund. Under the 1940 Act, shareholder approval is not required in order for such Affiliated Service Providers to continue providing services to the Fund after the closing of the Transaction.

   Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

   While the parties expect the Transaction to be completed by May 31, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Investment Advisory and New Valu-Trac Sub-Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 2 is approved by shareholders, the New SGI Sub-Advisory Agreement will be entered into, the new investment strategies and Fund name change will be implemented, and SGI will serve as the Fund's new sub-adviser in the place of Valu-Trac, irrespective of whether the Transaction is completed. If Proposal 1 is not approved by shareholders of the Fund, the Board will evaluate other short- and long-term options permitted by law, which include an interim investment advisory agreement with the Investment Adviser and reorganization or liquidation of the Fund.


                          SECTION 15(f) OF THE 1940 ACT


   Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the Fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause the Fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

   Consistent with the conditions of Section 15(f), SecBen and the Purchaser have agreed that they will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Advisers represented to the Board that no unfair burden would be imposed on the Fund as a result of the Transaction.


                   APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

   At Special Meetings of the Board held on January 28, 2010 and February 12, 2010 (the "2010 Meetings"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Agreements (the "Independent Trustees"), were present, the Board considered and voted in favor of the New Agreements, pursuant to which, subject to their approval by the Fund's shareholders, the Investment Adviser will continue to serve the Fund after the completion of the Transaction, new investment strategies will be implemented and SGI will be appointed as sub-adviser to replace Valu-Trac (and if SGI is not appointed, Valu-Trac would continue as sub-adviser after the change in control and the Fund's strategies would remain unchanged until the long-term future of the Fund is further considered in light of the vote of shareholders). When considering the Current Agreements, the Board noted that each of the Investment Adviser's and Valu-Trac's rate of fees for its services to the Fund under a New Agreement, as applicable, will be the same as its fees under the corresponding Current Agreement. The other terms of the New Investment Advisory and New Sub-Advisory Agreements will also be the same in all material respects to those of the Current Agreements. As a result, in reviewing the New Investment Advisory and New Valu-Trac Sub-Advisory Agreements at the 2010 Meetings, the Board also considered its review of relevant materials relating to the Current Agreements at the annual renewal meeting on August 25, 2009 (the "2009 Renewal Meeting").


              BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

   Prior to the 2010 Meetings, representatives of SecBen informed the Board that it was in discussions with Guggenheim regarding a potential arrangement pursuant to which an investor group led by Guggenheim would acquire control of the Investment Adviser, SGI and affiliates. With respect to the Transaction, the Board reviewed materials received from SecBen and Guggenheim, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim, including, but not limited to: (a) certain representations concerning Guggenheim's financial condition, (b) information regarding Guggenheim's affiliated investment advisers, (c) information regarding Guggenheim's litigation and regulatory matters, including representations that there were no material matters, and (d) potential conflicts of interest. SecBen and Guggenheim also provided the Board with presentations that discussed the Transaction and intentions for the business, operations and personnel of the Investment Adviser and SGI after the closing of the Transaction.

   In considering the New Agreements at the 2010 Meetings, the Board determined that the New Agreements would enable shareholders of the Fund to obtain (or continue to obtain with respect to the New Investment Advisory and New Valu-Trac Sub-Advisory Agreements) high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Fund, including, in particular, information from the Investment Adviser and Valu-Trac that was provided in connection with the 2009 Renewal Meeting and information received about SGI, which serves as sub-adviser to other funds within the Rydex|SGI fund complex and is affiliated with the Investment Adviser. The Trustees noted that, at the 2009 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds. The Board considered similar information at the February 12, 2010 Meeting with respect to the New SGI Sub-Advisory Agreement.

   At the 2009 Renewal Meeting and the 2010 Meetings, as applicable, the Trustees, including the Independent Trustees, evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services; (b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisers' profitability (or anticipated profitability with respect to SGI) from their Fund-related operations; (h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds and accounts. Certain of these considerations are discussed in more detail below. In its deliberations at the 2009 Renewal Meeting and the 2010 Meetings, as applicable, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisers' fees were reasonable in light of the services that they provide or are expected to be provided to the Fund; and (c) agreed to approve the New Agreements, subject to shareholder approval.

   In approving the New Agreements, the Trustees also considered information and representations made about the Guggenheim organization and its personnel and the ongoing role that Guggenheim would play with the Purchaser and its other non-managing members. The Trustees considered these representations and the financial stability the Transaction was expected to bring to the Investment Adviser, SGI and Affiliated Service Providers in the context of the current financial challenges facing certain SBHC affiliates. The Trustees also considered representations by Guggenheim regarding additional resources that could be made available to the Investment Adviser, SGI and Affiliated Service Providers if beneficial to their operations.

                        NEW INVESTMENT ADVISORY AGREEMENT

   NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER.
At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreement. At the 2010 Meetings, the Board noted that there would be no significant differences between the scope of services required to be provided by the Investment Adviser under the Current Investment Advisory Agreement and the scope of services required to be provided by the Investment Adviser under the New Investment Advisory Agreement. In reviewing the scope of services provided to the Fund by the Investment Adviser, the Board reviewed and discussed at the 2009 Renewal Meeting the Investment Adviser's investment experience, noting that the Investment Adviser and its affiliates have committed significant resources over time to the support of the Fund. The Board also considered the Investment Adviser's compliance programs and its compliance record with respect to the Fund. In that regard, the Board noted that the Investment Adviser provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Investment Adviser's investment processes and strategies, and matters related to the Investment Adviser's portfolio transaction policies and procedures. The Board further noted that the Fund has consistently met its investment objective since its inception date. Based on this review, the Board concluded at the 2009 Renewal Meeting that the nature, extent, and quality of services to be provided by the Investment Adviser to the Fund under the Current Investment Advisory Agreement were appropriate and continued to support the Board's original selection of the Investment Adviser as the investment adviser to the Fund.

   At the 2010 Meetings, the Board noted that most of the key investment and management personnel of the Investment Adviser servicing the Fund are expected to remain with the Investment Adviser following the Transaction and that the services provided to the Fund by the Investment Adviser are not expected to materially change. The Trustees also considered SecBen's and Guggenheim's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs. Based on this review, the Board concluded that the range and quality of services provided by the Investment Adviser to the Fund were expected to continue under the New Investment Advisory Agreement at comparable levels.

   FUND EXPENSES AND PERFORMANCE OF THE FUND AND THE INVESTMENT ADVISER. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other funds registered under the 1940 Act determined by the Investment Adviser to comprise the Fund's applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the Fund, the Fund's peer group is limited to the funds of two unaffiliated mutual fund families. In addition, at the 2009 Renewal Meeting, the Board reviewed statistical information prepared by the Investment Adviser relating to the performance of the Fund and a comparison of the Fund's performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Fund, the peer fund information presented to the Board was meaningful because the peer funds' investment objectives and strategies were closely aligned with those of the Fund. The Board noted that the Fund performed in line with its peer funds over relevant periods. The Board also noted that the investment advisory fees for the Fund were equivalent to those of its peers and that the overall expenses for the Fund were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on the review at the 2009 Renewal Meeting, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Fund, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Investment Advisory Agreement. Based on the representations made by SecBen and Guggenheim at the 2010 Meetings that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it operates today, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction.

   COSTS OF SERVICES PROVIDED TO THE FUND AND PROFITS REALIZED BY THE INVESTMENT ADVISER AND ITS AFFILIATES. At the 2009 Renewal Meeting, the Board reviewed information about the profitability of the Fund to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreement for the last calendar year. The Investment Adviser also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Fund. The Board analyzed the Fund's expenses, including the investment advisory fees paid to the Investment Adviser. The Board also reviewed information regarding direct revenue received by the Investment Adviser and ancillary revenue received by the Investment Adviser and/or its affiliates in connection with the services provided to the Fund by the Investment Adviser (as discussed below) and/or its affiliates. The Board also discussed the Investment Adviser's profit margin as reflected in the Investment Adviser's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review at the 2009 Renewal Meeting, the Board concluded that the profits to be realized by the Investment Adviser and its affiliates under the Current Investment Advisory Agreement and from other relationships between the Fund and the Investment Adviser and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

   At the 2010 Meetings, the Board considered the fact that the fee rates payable to the Investment Adviser would be the same under the Fund's New Investment Advisory Agreement as they are under the Fund's Current Investment Advisory Agreement. The Board also noted that the Fund's applicable fee waiver/expense limitations agreements with the Investment Adviser would be renewed, if the New Investment Advisory Agreement is approved by shareholders and the Transaction is completed. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction may affect the Investment Adviser's profitability with the Fund, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Board concluded that the fees to be paid under the Current Investment Advisory Agreement and under the New Investment Advisory Agreement are reasonable.

   ECONOMIES OF SCALE. In connection with its review of the Fund's profitability analysis at the 2009 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund's asset levels. The Board noted that the Current Investment Advisory Agreement did not provide for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Fund. The Board also noted that, though the Investment Adviser's assets under management were significant, the amount is spread among many funds, including the Fund. Further limiting the realization of economies of scale, is the ability of shareholders of the Fund to engage in unlimited trading. The Board also reviewed and considered the Investment Adviser's historic profitability as investment adviser to the Fund and determined that reductions in advisory fees or additions of breakpoints were not warranted at the time of the 2009 Renewal Meeting. At the 2010 Meetings, the Trustees noted that the fees would not change under the New Investment Advisory Agreement, and they will have the opportunity to again review the appropriateness of the fee payable to the Investment Adviser under the Agreement when the next renewal of this Agreement comes before the Board.

   OTHER BENEFITS TO THE INVESTMENT ADVISER AND/OR ITS AFFILIATES. At the 2009 Renewal Meeting, in addition to evaluating the services provided by the Investment Adviser, the Board considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by the Affiliated Service Providers under separate agreements. Based on its review at its 2009 Renewal Meeting, the Board concluded that the nature and quality of the services provided by the Investment Adviser's affiliates to the Fund will benefit the Fund's shareholders, and that any ancillary benefits would not be disadvantageous to the Fund's shareholders, particularly in light of the Board's view that the Fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services. The Board also considered the terms of the Transaction and the financial benefits that it brings to the parent company of the Investment Adviser and noted that those financial benefits are available, in part, because of the involvement of the Investment Adviser in the Transaction. The Board also noted that the Transaction is expected to put the Investment Adviser on strong financial footing, enhancing its ability to provide continuous services to the Fund.

                      NEW VALU-TRAC SUB-ADVISORY AGREEMENT

   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY VALU-TRAC. At the 2009 Renewal Meeting, the Board reviewed the scope of services to be provided by Valu-Trac under the Current Valu-Trac Sub-Advisory Agreement. At the 2010 Meetings, the Board noted that there would be no significant differences between the scope of services required to be provided by Valu-Trac under the Current Valu-Trac Sub-Advisory Agreement and the scope of services required to be provided by Valu-Trac under the New Valu-Trac Sub-Advisory Agreement if it is implemented. In reviewing the scope of services provided by Valu-Trac, the Board reviewed and discussed Valu-Trac's investment experience, noting that Valu-Trac and its affiliates have committed significant resources over time to the support of the Fund. At the 2009 Renewal Meeting, the Board also considered Valu-Trac's compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that Valu-Trac provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Valu-Trac's investment processes and strategies. The Board further noted that the Fund has met its investment objectives consistently since Valu-Trac began sub-advising the Fund.

   At the 2010 Meetings, the Board noted that key investment and management personnel of Valu-Trac servicing the Fund and services provided to the Fund are not expected change as a result of the Transaction. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by Valu-Trac to the Fund under the New Valu-Trac Sub-Advisory Agreement would be appropriate. The Board also noted that Valu-Trac was not involved in the Transaction and that the approval of the New Valu-Trac Sub-Advisory Agreement was required due to the possible assignment of the Current Investment Advisory Agreement with the Investment Adviser if shareholders disapprove the appointment of SGI or SGI is otherwise not approved as sub-adviser.

   FUND EXPENSES AND PERFORMANCE OF THE FUND AND VALU-TRAC. At the 2009 Renewal Meeting, the Board reviewed statistical information prepared by Valu-Trac and the Investment Adviser regarding the expense ratio components, including actual sub-advisory fees and total expenses to the Fund. In addition, the Board reviewed statistical information prepared by Valu-Trac relating to the performance of the Fund and a comparison of the Fund's performance to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on this review at the 2009 Renewal Meeting, the Board concluded that the investment sub-advisory fees and expense levels and the historical performance of the Fund were satisfactory for the purposes of approving the Current Valu-Trac Sub-Advisory Agreement. At the 2010 Meetings, the Board concluded Valu-Trac would continue to operate following the closing of the Transaction in much the same manner as it operates today and, as a result, the Board concluded that the investment performance of Valu-Trac was not expected to be affected by the Transaction.

   COST OF SERVICES PROVIDED TO THE SUB-ADVISED FUNDS, PROFITS REALIZED BY VALU-TRAC AND ITS AFFILIATES AND ECONOMIES OF SCALE. At the 2009 Renewal Meeting, the Trustees reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm's length negotiations, and the sub-advisory fees were comparable to those peer funds. At its 2010 Meetings, the Board concluded that, in the near future, the profits to be realized by Valu-Trac and its affiliates under the New Valu-Trac Sub-Advisory Agreement and from other relationships between the Funds and Valu-Trac and its affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. The Board further noted at the 2010

Meetings that it is not possible to predict with accuracy how the Transaction may affect Valu-Trac's future profitability with the Funds if Valu-Trac still serves as the sub-adviser at that time, but that this matter would be given further consideration on an ongoing basis.

   OTHER BENEFITS TO VALU-TRAC. At the 2009 Renewal Meeting, the Board received and considered information regarding the character and amount of other incidental benefits Valu-Trac might receive as a result of its relationship with the Fund. The Board concluded that, taking into account any incidental benefits Valu-Trac might receive, the terms of the Current Valu-Trac Sub-Advisory Agreement, including the compensation to be paid thereunder, were reasonable. At its 2010 Meetings, the Board considered other benefits to Valu-Trac and its affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were expected because Valu-Trac was not a party to the Transaction.

                         NEW SGI SUB-ADVISORY AGREEMENT


   NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY SGI. At the February 12, 2010 Meeting, in considering the nature, extent and quality of the services to be provided by SGI, the Board reviewed the portfolio management services to be provided by SGI to the Fund. Among other things, the Board considered the quality of SGI's portfolio management personnel. SGI's registration form and current Code of Ethics were provided to the Board, as was the response of SGI to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Fund. The Board considered whether SGI has the capabilities and resources to implement the Fund's investment strategies and, in this regard, took into account SGI's substantial experience managing assets in accordance with an international long/short strategy mandate. The Board also considered SGI's diverse client base, which includes mutual funds, and the amount of assets the firm has under management.


   The Trustees also considered other services to be provided to the Fund by SGI, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by SGI.


   COST OF SERVICES PROVIDED TO THE FUND, PROFITS REALIZED BY SGI AND ITS AFFILIATES AND ECONOMIES OF SCALE. At the February 12, 2010 Meeting, the Trustees noted that they had reviewed at their 2009 Renewal Meeting reports, prepared by the Investment Adviser, comparing the expense ratios and sub-advisory fees charged by Valu-Trac to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm's length negotiations, and the sub-advisory fees were comparable to those of peer funds. The Trustees noted that SGI proposed the same sub-advisory fee as the fee charged by Valu-Trac. Because it was not possible to determine the profitability that SGI might achieve with respect to the Fund, the Trustees did not make any conclusions regarding SGI's profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by SGI as the assets of the Fund grows. In this regard, during future considerations of the New SGI Sub-Advisory Agreement, the Board will consider whether any economies of scale are being realized by SGI and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.


   OTHER BENEFITS TO SGI. At the February 12, 2010 Meeting, the Board received and considered information regarding the character and amount of other incidental benefits SGI might receive as a result of its relationship with the Fund, including SGI's soft dollar practices. The Board also took into account that SGI is an affiliate of the Investment Adviser. The Board concluded that, taking into account any incidental benefits SGI might receive, the terms of the New SGI Sub-Advisory Agreement, including the compensation to be paid thereunder, were reasonable.

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
               UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
              THE APPROVAL OF THE NEW AGREEMENTS AND CHANGE TO THE
                FUNDAMENTAL INVESTMENT POLICY ON BORROWING MONEY.
             UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO
                                     VOTED.

                                   PROPOSAL 1

              THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

   As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreement between the Investment Adviser and the Fund. The Trust, on behalf of the Fund, has executed an investment advisory agreement with the Investment Adviser in connection with advisory services to the Fund. A form of the New Investment Advisory Agreement is attached in Appendix A.


   The terms of the New Investment Advisory Agreement are identical to those of the Current Investment Advisory Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Fund under the New Investment Advisory Agreement that it currently renders to the Fund under the Current Investment Advisory Agreement.


   As discussed above, at the 2010 Meetings, the Board unanimously approved the New Investment Advisory Agreement and recommends the approval of the New Investment Advisory Agreement to shareholders. For information regarding the Board's considerations in approving the New Investment Advisory Agreement, please see the section above entitled "Board Considerations in Approving the New Agreements."


   The Current Investment Advisory Agreement will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreement will terminate. However, completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur, the Current Investment Advisory Agreement will not automatically terminate and will remain in effect, and the New Investment Advisory Agreement will not be entered into, even if it has been approved by Fund shareholders.


                             THE INVESTMENT ADVISER

   PADCO Advisors, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and currently serves as investment adviser to the Fund pursuant to the Current Investment Advisory Agreement. Information regarding the Current Investment Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix B. If the New Investment Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

   Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with the Investment Adviser also is set forth in Appendix C. In addition, set forth in Appendix D-1 is a list of other registered investment companies with similar investment objectives as the Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser.

   Currently, the Investment Adviser is a wholly-owned subsidiary of Rydex Holdings, LLC, which is a wholly-owned subsidiary of SBC. SBC is wholly owned by SBHC, One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser."

             MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT

   The following summary of the New Investment Advisory Agreement summarizes the material terms of the New Investment Advisory Agreement and is qualified in its entirety by reference to such New Investment Advisory Agreement, a form of which is attached in Appendix A.

   DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreement and the New Investment Advisory Agreement (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

   o provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund;

   o determine, in its discretion and without prior consultation, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

   o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Fund's prospectus(es) and applicable laws and regulations;

   o vote any proxies for Fund securities;

   o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which the Fund is required to maintain; and

   o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

   INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's registration statement or any written guidelines or instruction provided in writing by the Board; (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

   TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   Each Advisory Agreement may be terminated at any time without payment of any penalty, by the Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

   At the 2010 Meetings, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Investment Advisory Agreement are fair and reasonable; (b) concluded that the Investment Adviser's fees are reasonable in light of the services that the Investment Adviser will provide to the Fund; and (c) agreed to approve the New Investment Advisory Agreement for an initial term of two years and to recommend the approval of the New Investment Advisory Agreement to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

               THE APPROVAL OF THE NEW SGI SUB-ADVISORY AGREEMENT


   As discussed above, Proposal 2 relates to the replacement of the Fund's current sub-adviser, Valu-Trac, with SGI, an affiliate of the Investment Adviser. Proposal 2 is part of a larger plan, which does not require shareholder approval, to implement new principal investment strategies and change the Fund's name. The Investment Adviser recently recommended, and the Board approved, new principal investment strategies pursuant to which the Fund will invest its assets according to an international long/short strategy. The Investment Adviser also recommended that the Fund change its name from the "International Opportunity Fund" to the "International Long Short Select Fund." In order to fully implement the new investment strategies, you are being asked to approve the New SGI Sub-Advisory Agreement so that SGI can replace Valu-Trac as sub-adviser and implement this new investment program. A form of the New SGI Sub-Advisory Agreement is attached in Appendix E-1.


         OVERVIEW OF THE INVESTMENT STRATEGIES TO BE IMPLEMENTED BY SGI


   The Fund will pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market. SGI may invest in emerging market countries. SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities.

   SGI's universe of securities begins with the largest publicly traded companies internationally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the portfolio from SGI's selection methodology while working to maintain prudent risk controls. SGI will consider buying a security that is not currently held in the Fund's portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in the Fund's portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. SGI will consider selling a security if SGI believes that the price objective is no longer valid. SGI also may reduce a position in its portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. SGI will make additions and reductions in the Fund's portfolio and will buy and sell securities frequently.

   When the Fund engages in a short sale of a security, it will sell a stock that it does not own and settle the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. The Fund may be subject to additional expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions, if shareholders approve the New SGI Sub-Advisory Agreement. These expenses negatively impact the performance of the Fund.

   Because short sales expose the Fund to additional expenses, the new investment program is expected to increase the Fund's overall expenses. As a result, by approving the New SGI Sub-Advisory Agreement, shareholders will also be approving an investment program that is likely to result in additional expenses, including those associated with short selling, under the new investment program. In order to assist shareholders in comparing the estimated expenses of the new investment program, a comparison of the Fund's current fees and expenses (i.e., the fees and expenses under the Current Valu-Trac Sub-Advisory Agreement) and those estimated under the new investment program (i.e., the fees and expenses under the New SGI Sub-Advisory Agreement) is provided in the section below entitled "Fund Fees and Expenses."


   The implementation of these new strategies would subject the Fund to these additional risks:


   ACTIVE TRADING RISK. Active trading, also called "high portfolio turnover" may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

   EMERGING MARKETS RISK. Certain of the Fund's investments may be in emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by SGI. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed countries or regions.

   GROWTH STOCKS RISK. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

   SMALL-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

   VALUE STOCKS RISK. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.


   The Investment Adviser will continue to serve as the Fund's investment adviser and will oversee SGI's day-to-day management of the Fund. The Board believes that retaining SGI to serve as the sub-adviser to the Fund in the place of Valu-Trac is in the best interests of the Fund and its shareholders.

   As discussed above, at the February 12, 2010 Meeting, the Board unanimously approved the New SGI Sub-Advisory Agreement, and recommends the approval of the New SGI Sub-Advisory Agreement to shareholders. For information regarding the Board's considerations in approving the New SGI Sub-Advisory Agreement, please see the section above entitled "Board Considerations in Approving the New Agreements."

   The terms of the New SGI Sub-Advisory Agreement are described below. Upon shareholder approval, SGI will render services to the Fund under the New SGI Sub-Advisory Agreement.

   It is important to note that the Fund's new principal investment strategy will not be implemented unless shareholders approve the New SGI Sub-Advisory Agreement. As previously noted, although the change in control of the Investment Adviser, if consummated after the appointment of SGI, also would terminate the New SGI Sub-Advisory Agreement, approval by shareholders of both Proposal 1 and Proposal 2 will be deemed to constitute approval of a new sub-advisory agreement with SGI with terms identical to those of the New SGI Sub-Advisory Agreement approved pursuant to Proposal 2 and in place immediately before the change in control.


   Furthermore, if approved by shareholders, the implementation of the New SGI Sub-Advisory Agreement, as well as the change to the Fund's name and investment strategies, may occur at a later date after the Meeting, at the discretion of the Investment Adviser. If shareholder approval is not obtained with respect to the New SGI Sub-Advisory Agreement, the Fund's new investment strategies will not be implemented and the Fund's current investment strategies will remain unchanged until further consideration by the Investment Adviser and the Board.


                              INFORMATION ABOUT SGI

   Security Global Investors, LLC is located at 801 Montgomery Street, 2nd Floor, San Francisco, CA 94133-5164. If the New SGI Sub-Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

   Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of SGI is set forth in

Appendix C. A list of the Trustees and officers of the Trust who hold positions with SGI also is set forth in Appendix C. In addition, set forth in Appendix D-2 is a list of other registered investment companies with similar investment objectives as the Fund, for which SGI acts as investment manager, adviser or sub-adviser.

   Currently, SGI is a wholly-owned subsidiary of SBC. SBC is a wholly-owned subsidiary of SBHC, located at One Security Benefit Place, Topeka, Kansas 66636-0001. Upon completion of the Transaction, the Purchaser will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC's asset management business, which includes the Investment Adviser, SGI and certain affiliates. For more information on the Transaction, please see the section above entitled "Information Regarding the Change in Control of the Investment Adviser."

              MATERIAL TERMS OF THE NEW SGI SUB-ADVISORY AGREEMENT


   The following summary of the New SGI Sub-Advisory Agreement between the Investment Adviser and SGI summarizes its material terms and is qualified in its entirety by reference to such New SGI Sub-Advisory Agreement, a form of which is attached in Appendix E-1.

   If the New SGI Sub-Advisory Agreement is adopted, the fee rates thereunder will be the same as the sub-advisory fee rates under the Current and New Valu-Trac Sub-Advisory Agreements. The other terms of the New SGI Sub-Advisory Agreement are similar in several respects to the terms of the Current and New Valu-Trac Sub-Advisory Agreements. However, under the Current and New Valu-Trac Sub-Advisory Agreements, Valu-Trac is only required to construct and provide the Investment Adviser with a model investment portfolio, whereas under the New SGI Sub-Advisory Agreement, SGI will be responsible for managing the assets of the Fund, including making investment decisions and placing orders to purchase and sell securities for the Fund. In addition, as discussed in the summaries below, the New SGI Sub-Advisory Agreement and Current and New Valu-Trac Sub-Advisory Agreements impose different indemnity obligations/liability provisions. For additional information regarding the other terms of the Current and New Valu-Trac Sub-Advisory Agreements, please see the section below entitled "Material Terms of the Valu-Trac Sub-Advisory Agreement" contained within Proposal 3, which provides a similar summary of material terms for comparative purposes.

   Although the sub-advisory fee rates under the New SGI Sub-Advisory Agreement would be the same as the sub-advisory fee rates under the Current and New Valu-Trac Sub-Advisory Agreements, the Fund's overall expenses are expected to increase as a result of the Fund's new investment program if shareholders approve the New SGI Sub-Advisory Agreement. This is because the Fund will engage in short sales to a greater degree under the new investment program, which is expected to increase the Fund's expenses. A comparison of the Fund's fees and expenses under the New SGI Sub-Advisory Agreement and Current Valu-Trac Sub-Advisory Agreement is provided in the section below entitled "Fund Fees and Expenses."

   DUTIES OF SGI. Under the New SGI Sub-Advisory Agreement between the Investment Adviser and SGI, SGI, subject to the supervision of the Investment Adviser and the Board, will be responsible for managing the assets of the Fund, including making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus(es) and statement(s) of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SGI will also maintain, and provide the Investment Adviser with, all books and records relating to the transactions it executes or that are otherwise required, and render to the Fund and the Investment Adviser such periodic and special reports at any time upon reasonable request.

   INDEMNITY OBLIGATION. Under the New SGI Sub-Advisory Agreement, SGI shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) SGI being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in registration statement of the Fund or any written guidelines or instruction provided in writing by the Board; (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or
(c) SGI's misfeasance or negligence generally in the performance of its duties thereunder or its negligent disregard of its obligations and duties thereunder.

   COMPENSATION. Under the New SGI Sub-Advisory Agreement, the Investment Adviser will pay SGI a fee calculated and paid monthly, based on an annual percentage rate of 0.35% of the average daily net assets of the Fund. The Fund will have no responsibility for any fee payable to SGI.

   TERM AND CONTINUANCE. Under its terms, the New SGI Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the New SGI Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of a majority of the Board, by vote of a majority of the outstanding shares of the Fund, or by the Investment Adviser. The Investment Adviser may terminate the New SGI Sub-Advisory Agreement upon breach by SGI of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or SGI becoming unable to discharge its duties and obligations under such New SGI Sub-Advisory Agreement. Additionally, the New SGI Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement. SGI may terminate the New SGI Sub-Advisory Agreement on 120 days' written notice to the Investment Adviser and the Fund.


                             FUND FEES AND EXPENSES

   Although the sub-advisory fee rates under the New SGI Sub-Advisory Agreement would be the same as the sub-advisory fee rates under the Current and New Valu-Trac Sub-Advisory Agreements, the Fund's overall expenses are expected to increase as a result of dividend and interest expenses associated with short-selling and certain other expenses relating to the new investment program. These expenses are incidental to SGI implementing the new investment program of the Fund, if the New SGI Sub-Advisory Agreement is approved. More information regarding short dividend and interest expenses is provided at the end of this section.

   The following tables set forth for each class of shares of the Fund for the fiscal year ended March 31, 2009 the following information: shareholder transaction fees (which would remain unchanged if the New SGI Sub-Advisory Agreement is approved and the new strategies are implemented); annual fund operating expenses under the Current Valu-Trac Sub-Advisory Agreement; and estimated fees and expenses of the Fund assuming the New SGI Sub-Advisory Agreement had been in effect for the fiscal year ending March 31, 2009.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  A-CLASS SHARES              C-CLASS SHARES                  H-CLASS SHARES
                                          ---------------------------------------------------------------------------------------
                                          CURRENT VALU-                CURRENT VALU-                CURRENT VALU-
                                            TRAC SUB-      NEW SGI       TRAC SUB-        NEW SGI     TRAC SUB-       NEW SGI
                                            ADVISORY     SUB-ADVISORY     ADVISORY      SUB-ADVISORY   ADVISORY     SUB-ADVISORY
                                            AGREEMENT     AGREEMENT      AGREEMENT       AGREEMENT    AGREEMENT      AGREEMENT
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed On Purchases (as a
percentage of initial purchase price)         4.75%         4.75%           None           None          None            None

Maximum Deferred Sales Charge
(Load) (as a percentage of initial
purchase price or current market
value, whichever is less)                      None          None          1.00%          1.00%          None            None

Redemption Fee on Shares
Redeemed Within 30 Days
of Purchase (as a percentage
of amount redeemed, if applicable)            1.00%         1.00%          1.00%          1.00%         1.00%           1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                  A-CLASS SHARES              C-CLASS SHARES                  H-CLASS SHARES
                                          ---------------------------------------------------------------------------------------
                                          CURRENT VALU-    NEW SGI     CURRENT VALU-    NEW SGI      CURRENT VALU-    NEW SGI
                                            TRAC SUB-    SUB-ADVISORY    TRAC SUB-    SUB-ADVISORY     TRAC SUB-    SUB-ADVISORY
                                            ADVISORY      AGREEMENT      ADVISORY       AGREEMENT      ADVISORY       AGREEMENT
                                            AGREEMENT    (PRO FORMA)*    AGREEMENT     (PRO FORMA)*    AGREEMENT     (PRO FORMA)*
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                               0.90%         0.90%          0.90%          0.90%         0.90%           0.90%

Distribution And/Or Shareholder
Service (12b-1) Fees                          0.25%         0.25%          1.00%          1.00%         0.25%           0.25%

Total Other Expenses                          0.53%         2.89%          0.53%          2.89%         0.53%           2.89%

    Short Dividend Expense                     None         1.22%           None          1.22%          None           1.22%

    Short Interest Expense                     None         0.77%           None          0.77%          None           0.77%

    Remaining Other Expenses                  0.53%         0.90%          0.53%          0.90%         0.53%           0.90%

Acquired Fund Fees and Expenses               0.07%(1)      0.00%          0.07%(1)       0.00%         0.07%(1)        0.00%

Total Annual Fund Operating Expenses          1.75%         4.04%          2.50%          4.79%         1.75%           4.04%

_______________________

* Pro forma fees and expenses reflect estimated fees and expenses of the Fund assuming the New SGI Sub-Advisory Agreement had been in effect for the fiscal year ending March 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical.

(1) As a shareholder in certain funds (the "Acquired Funds"), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

     EXAMPLES. The Examples that follow are intended to help you compare the cost of investing in A-Class, C-Class and H-Class Shares of the Fund under the Current Valu-Trac Sub-Advisory Agreement and investment strategies and if the New SGI Sub-Advisory Agreement and new investment strategies are implemented.

     The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples reflect your costs based on these assumptions.

                                         1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------------------
A-CLASS SHARES
Current Valu-Trac Sub-Advisory
Agreement and investment strategies       $644        $1,000         $1,379          $2,439

New SGI Sub-Advisory Agreement and
new investment strategies (Pro Forma)*    $862        $1,646         $2,446          $4,513

C-CLASS SHARES
If you sell your shares at the end
of the period

Current Valu-Trac Sub-Advisory
Agreement and investment strategies       $353          $779         $1,331          $2,836

New SGI Sub-Advisory Agreement and
new investment strategies (Pro Forma)*    $580        $1,442         $2,408          $4,841

If you do not sell your shares at
the end of the period

Current Valu-Trac Sub-Advisory
Agreement and investment strategies       $253          $779         $1,331          $2,836

New SGI Sub-Advisory Agreement and
new investment strategies (Pro Forma)*    $480        $1,442         $2,408          $4,841

H-CLASS SHARES
Current Valu-Trac Sub-Advisory
Agreement and investment strategies       $178          $551           $949          $2,062

New SGI Sub-Advisory Agreement and
new investment strategies (Pro Forma)*    $406        $1,230         $2,069          $4,239

* Pro forma examples reflect estimated fees and expenses of the Fund assuming the New SGI Sub-Advisory Agreement had been in effect for the fiscal year ending March 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical. If the New SGI Sub-Advisory Agreement is not approved by Fund shareholders, the Fund's new investment program will not be implemented and shareholders are not expected to incur these expenses.

   ADDITIONAL INFORMATION REGARDING SHORT DIVIDEND AND SHORT INTEREST EXPENSES. Short dividend expense occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender of the securities sold short and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short dividend expense is not a fee charged to the shareholder by the Investment Adviser, SGI or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

   Short interest expense occurs because the Fund short-sells various securities to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the security sold short to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short sale and/or by earnings on the proceeds of the short sale. Short interest expense is not a fee charged to the shareholder by the Investment Adviser, SGI or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.


                       BOARD RECOMMENDATION ON PROPOSAL 2

   At the February 12, 2010 Meeting, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New SGI Sub-Advisory Agreement are fair and reasonable; (b) concluded that SGI's fees are reasonable in light of the services that it will provide to the Fund; and
(c) agreed to approve the New SGI Sub-Advisory Agreement for an initial term of two years and to recommend the approval of the New SGI Sub-Advisory Agreement to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2

                                   PROPOSAL 3

                 THE APPROVAL OF THE NEW VALU-TRAC SUB-ADVISORY
                                    AGREEMENT

   As discussed above, Proposal 3 relates to the approval by shareholders of the New Valu-Trac Sub-Advisory Agreement between the Investment Adviser and Valu-Trac in the event that shareholder approval is not obtained with respect to the New SGI Sub-Advisory Agreement or SGI is otherwise not appointed as sub-adviser. This is necessary because the Transaction, if implemented, would terminate any sub-advisory agreement then in effect, which would be the Current Valu-Trac Sub-Advisory Agreement if Proposal 2 is not approved and SGI is not appointed prior to the change in control.

   However, the New Valu-Trac Sub-Advisory Agreement will only be consummated if shareholder approval is not obtained with respect to New SGI Sub-Advisory Agreement. In other words, Valu-Trac will not be retained as the sub-adviser to the Fund, even if approved by shareholders, so long as shareholders approve Proposal 2 relating to the retention of SGI as the sub-adviser to the Fund.


   The terms of the New Valu-Trac Sub-Advisory Agreement are identical to those of the Current Valu-Trac Sub-Advisory Agreement, except with respect to the date of execution. A form of the New Valu-Trac Sub-Advisory Agreement is attached in Appendix E-2. Consequently, upon shareholder approval, Valu-Trac will continue to render substantially the same services to the Fund under the New Valu-Trac Sub-Advisory Agreement that it currently renders to the Fund under the Current Valu-Trac Sub-Advisory Agreement, if shareholder approval is not obtained with respect to New SGI Sub-Advisory Agreement.


   As discussed above, at the 2010 Meetings, the Board unanimously approved the New Valu-Trac Sub-Advisory Agreement, and recommends the approval of the New Valu-Trac Sub-Advisory Agreement to shareholders. For information regarding the Board's considerations in approving the New Valu-Trac Sub-Advisory Agreement, please see the section above entitled "Board Considerations in Approving the New Agreements."

   The Current Valu-Trac Sub-Advisory Agreement will remain in place until the earlier of (a) the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Valu-Trac Sub-Advisory Agreement will terminate; or (b) the implementation of the New SGI Sub-Advisory Agreement (which is subject to shareholder approval).

   The completion of the Transaction, which would result in the termination of the Current Valu-Trac Sub-Advisory Agreement if it is still in effect, will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the

Investment Adviser and certain affiliates that will be controlled by the Purchaser; and, (b) with respect to the Purchase Transaction only, the approval of a corporate restructuring called a demutualization by the insurance policyholders who presently own SBHC, to the extent required by applicable law. If for some reason the Transaction does not occur and the New SGI Sub-Advisory Agreement is not in effect, the Current Valu-Trac Sub-Advisory Agreement would not automatically terminate and would remain in effect, and the New Valu-Trac Sub-Advisory Agreement would not be entered into, even if it has been approved by Fund shareholders. The effectiveness of Proposal 3 is also contingent on the approval of Proposal 1 by shareholders of the Fund.

   If Proposal 2 is approved by shareholders, the New SGI Sub-Advisory Agreement will be entered into and SGI may be appointed as the Fund's new sub-adviser in the place of Valu-Trac, irrespective of whether the Transaction is completed.

                           INFORMATION ABOUT VALU-TRAC

   Valu-Trac Investment Management Limited, located at Mains of Orton, Fochabers, Moray, Scotland IV32 7QE, currently serves as sub-adviser to the Fund pursuant to the Current Valu-Trac Sub-Advisory Agreement. Information regarding the Current Valu-Trac Sub-Advisory Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to Valu-Trac, is provided in Appendix F-1. If the New Valu-Trac Sub-Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

   Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and directors(s) of Valu-Trac is set forth in Appendix C. A list of the Trustees and officers of the Trust who hold positions with Valu-Trac also is set forth in Appendix C. In addition, set forth in Appendix D-3 is a list of other registered investment companies with similar investment objectives as the Fund, for which Valu-Trac acts as investment manager, adviser or sub-adviser.

   Valu-Trac, a limited liability company formed in England, is a wholly-owned subsidiary of Valu-Trac Limited, located at Mains of Orton, Fochabers, Moray, Scotland IV32 7QE.

             MATERIAL TERMS OF THE VALU-TRAC SUB-ADVISORY AGREEMENT

   The following summary of the New Valu-Trac Sub-Advisory Agreement between the Investment Adviser and Valu-Trac summarizes its material terms and is qualified in its entirety by reference to such New Valu-Trac Sub-Advisory Agreement, a form of which is attached in Appendix E-2.

   DUTIES OF VALU-TRAC. Under the Current Valu-Trac Sub-Advisory Agreement and the New Valu-Trac Sub-Advisory Agreement, each between the Investment Adviser and Valu-Trac (collectively, the "Valu-Trac Sub-Advisory Agreements"), Valu-Trac, subject to the supervision of the Investment Adviser and the Board, is responsible for the development and on-going maintenance of the investment strategy utilized by the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus(es) and statement(s) of additional information and as may be adopted from time to time by the Board. Under the Valu-Trac Sub-Advisory Agreements, Valu-Trac will construct and provide the Investment Adviser with a model investment portfolio. In accordance with applicable requirements, Valu-Trac will also maintain all books and records that are required, and render to the Board and the Investment Adviser such periodic and special reports at any time upon reasonable request.

   LIMITATION OF LIABILITY. The Valu-Trac Sub-Advisory Agreements provide that Valu-Trac shall not be liable for, and Investment Adviser will not take any action against Valu-Trac to hold Valu-Trac liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of Valu-Trac's duties under the Valu-Trac Sub-Advisory Agreements, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Valu-Trac in the performance of its duties thereunder, or by reason of its reckless disregard of its obligations and duties thereunder.

   TERM AND CONTINUANCE. Under their terms, the Valu-Trac Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. The Valu-Trac Sub-Advisory Agreements may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by the Investment Adviser or Valu-Trac. The Valu-Trac Sub-Advisory Agreements may also be terminated at any time upon 60 days' written notice, either by the Board or by vote of a majority of the outstanding shares of the Fund. Additionally, the Valu-Trac Sub-Advisory Agreements will terminate immediately in the event of their assignment. Finally, each Valu-Trac Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Investment Adviser, the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that Valu-Trac or any officer or director of Valu-Trac has taken any action that results in a breach of the representations forth in such Valu-Trac Sub-Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 3

   At the 2010 Meetings, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Valu-Trac Sub-Advisory Agreement are fair and reasonable; (b) concluded that Valu-Trac's fees are reasonable in light of the services that it will provide to the Fund; and (c) agreed to approve the New Valu-Trac Sub-Advisory Agreement for an initial term of two years and to recommend the approval of the New Valu-Trac Sub-Advisory Agreement to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 3

                                   PROPOSAL 4

               THE APPROVAL OF A CHANGE TO THE FUND'S FUNDAMENTAL
                      INVESTMENT POLICY ON BORROWING MONEY


   Proposal 4 relates to a change to the "fundamental investment policy" on borrowing for the Fund. The 1940 Act requires that the Fund adopt a "fundamental" investment policy with respect to several types of activities, including borrowing money. Borrowed money can be used to cover large and unexpected redemption orders or to leverage the Fund's portfolio, thereby potentially amplifying its gains and losses. Under the 1940 Act, an investment policy that is "fundamental" may only be modified with the approval of shareholders. The Fund currently has in place a fundamental investment policy on its ability to borrow money that is more prohibitive than the 1940 Act requires, unnecessarily limiting investment strategies. In general, Proposal 4 is intended to provide the Fund the maximum possible amount of flexibility to engage in borrowing activity, including borrowing for investment purposes, consistent with current law and with the Fund's investment strategies and objectives.


                   PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY

   If Proposal 3 is approved by shareholders, the fundamental investment policy regarding borrowing for the Fund would read:

   [The Fund] shall not borrow money, except as permitted under the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

                      CURRENT FUNDAMENTAL INVESTMENT POLICY

   The current fundamental investment policy regarding borrowing money for the Fund reads:

   [The Fund shall not] borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing (such investment strategies are only limited by the Fund's ability to purchase securities or segregate assets equal to the Fund's investment). Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

                       DISCUSSION OF PROPOSED MODIFICATION

   The proposed modification to the Fund's fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would allow the Fund to borrow to the extent permitted by the 1940 Act. The 1940 Act currently permits a fund to borrow from banks for any purpose, in an amount up to 33 1/3% of the fund's assets, including the amount borrowed. Under the

1940 Act, a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund's total assets.

   The proposed modification would also allow the Fund's borrowing policy to conform to future changes in the 1940 Act--and interpretations thereunder--without further Board or shareholder action. The modification would therefore ensure that the Fund maintains the maximum possible amount of flexibility to engage in borrowing activity, without incurring the additional expenses necessary to further amend the Fund's fundamental investment policies.


   The proposed modification would expand the ability of the Fund to borrow for investment purposes. Currently, the Fund's fundamental investment policy limits the ability of the Fund to borrow except subject to certain restrictions (e.g., limitation on purchasing securities when borrowing exceeds 5% of total assets). If approved, the change would permit the Fund to borrow to the extent permitted by the 1940 Act. However, borrowing by the Fund would occur only if consistent with the Fund's disclosure in its registration statement.

   The Investment Adviser, SGI and Valu-Trac do not presently intend to materially increase the borrowing level of the Fund, and believe that the proposed change will not materially affect the investment risks currently associated with the Fund. To the extent that any borrowing by the Fund involves leveraging, however, the Fund's net asset value may be subject to increased volatility. This is because borrowing can magnify the effect of an increase or decrease in the value of the Fund's holdings. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed money.


   Should the Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money (including any interpretation provided in the Fund's registration statement) would continue to apply unchanged.

                       BOARD RECOMMENDATION ON PROPOSAL 4

   At its January 2010 Meeting, based on its deliberations on and evaluation of the information described above and such other information deemed relevant, the Board, including all of the Independent Trustees, unanimously agreed to approve the proposed new fundamental investment policy on borrowing money and to recommend the approval of the proposed new fundamental investment policy on borrowing money to shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 4

                                 OTHER BUSINESS

   The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

             ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

   The principal underwriter/distributor of the Trust is Rydex Distributors, Inc. ("Rydex Distributors"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, an affiliate of the Investment Adviser and SGI. Rydex Fund Services, Inc. ("Rydex Fund Services"), also an affiliate of the Investment Adviser and SGI, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Fund. Information regarding the fees paid by the Fund to each of Rydex Distributors and Rydex Fund Services during the previous fiscal year is provided in Appendix B.

   Although the Purchaser will acquire control of the Affiliated Service Providers as a result of the Transaction, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Fund after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to the Fund due to the changes in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

   During the Fund's most recent fiscal years, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Investment Adviser, SGI or Valu-Trac, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

   Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Fund.

                               VOTING INFORMATION


   PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about April 2, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Investment Adviser or SGI or their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote.

Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.


   COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SecBen. The estimated cost of retaining The Altman Group is approximately $7,332.


   SHAREHOLDER VOTING. Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of the Fund's shares entitled to vote on a Proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined below, is required to approve Proposals 1 - 4, abstentions and broker non-votes will effectively be a vote against Proposals 1 - 4. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

   If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposal, against such an adjournment.


   Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided in Appendix G, representing the same number of votes for the Fund. The persons who are known to have owned beneficially 5% or more of the Fund's outstanding shares as of the Record Date are listed in Appendix H. As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund. As of the Record Date, there were no persons who were known to control the Fund.


   The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" Proposals 1 - 4. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.


   In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.


   REQUIRED VOTE. Approval of Proposals 1 - 4 requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less.

   The Current Investment Advisory Agreement will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreement will terminate and, subject to shareholder approval, the New Investment Advisory Agreement will go into effect. As discussed in the section above entitled "Information Regarding the Change in Control of the Investment Adviser," completion of the Transaction will be subject to certain closing conditions. As a result, if for some reason the Transaction does not occur, the Current Investment Advisory Agreement will not automatically terminate and will remain in effect. If Proposal 2 is approved by shareholders, the New SGI Sub-Advisory Agreement will be entered into, the new investment strategies and Fund name change will be implemented, and SGI will serve as the Fund's new sub-adviser in the place of Valu-Trac, irrespective of whether the Transaction is completed.
If Proposals 1 - 3 are not approved by shareholders of the Fund, the Board will evaluate other short- and long-term options.

   With respect to Proposal 4, should the Fund's shareholders not approve the proposal to amend the Fund's fundamental investment policy on borrowing money, the Fund's current fundamental investment policy on borrowing money would continue to apply unchanged.

   SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends.

If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

   The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex Series Funds, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                     By Order of the Board of Trustees,

                                     Sincerely,

                                     /s/ Richard M. Goldman

                                     Richard M. Goldman
                                     President

                                   APPENDIX A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                               ADVISORY AGREEMENT

   ADVISORY AGREEMENT made as of this [ ] day of [ ], 2010 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

   WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

   1. THE ADVISER'S SERVICES.

       (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

       (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

       (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

       (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

       The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

       (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

       (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign subcustodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

   2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

   3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

       (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

       (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

       (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

   4. BROKERAGE.

       (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

       (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

       (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

       (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

   5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

   6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

   Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative, All Asset Moderate, All Asset Aggressive, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds, except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund, except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

   7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

       (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

       (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

       (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

       (d) Use Of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

       (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

       (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

       (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

       (h) Representations. The representations and warranties in this
   Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
   Section 3(a), whether or not specifically referenced in such report.

   8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the

Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

   9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

   The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

   This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

   12. DURATION AND TERMINATION.

       (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

       (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

       (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

       (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

   Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

   In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

   13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

       (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

       (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

   14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

   15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

   16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

   17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

   18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

   19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                                By: ____________________________________
                                    Name:   Richard M. Goldman
                                    Title:  President

                                PADCO ADVISORS, INC.

                                By: ____________________________________
                                    Name:   Richard M. Goldman
                                    Title:  Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2010 BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                              PADCO ADVISORS, INC.


FUND                                                                        RATE
Rydex|SGI International Opportunity Fund                                   0.90%

                                   APPENDIX B

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
              AGREEMENT AND FEES PAID TO THE INVESTMENT ADVISER AND
                                   AFFILIATES

   PADCO Advisors, Inc. (the "Investment Adviser") currently serves as investment adviser to the Rydex|SGI International Opportunity Fund (the "Fund"), a series of Rydex Series Funds ("RSF"), pursuant to an investment advisory agreement between RSF, on behalf of the Fund, and the Investment Adviser, made January 18, 2008, as amended. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Fund. Rydex Distributors, Inc. ("RDI") serves as principal underwriter to the Fund. RFS and RDI are affiliates of the Investment Adviser. The tables below provide the following information:

   (i) the date on which the Fund's shareholders last approved the Fund's investment advisory agreement;

   (ii) the annual rate of management fees paid by the Fund to the Investment Adviser, stated as a percentage of the Fund's average daily net assets;

   (iii) the aggregate amount of management fees paid by the Fund to the Investment Adviser for the Fund's most recently completed fiscal year (ended March 31, 2009);

   (iv) the amount of fees paid by the Fund to RFS for RFS' administrative and transfer agent services for the Fund during the Fund's most recently completed fiscal year;

   (v) the amount of accounting service fees paid by the Fund to RFS for RFS' services as the accounting services agent for the Fund during the Fund's most recently completed fiscal year; and

   (vi) the amount of distribution fees paid by the Fund to RDI for RDI's services as principal underwriter to the Fund pursuant to the Fund's distribution and shareholder services plans during the Fund's most recently completed fiscal year.

   The Fund did not pay any brokerage commissions to RDI or its affiliates during the Fund's most recently completed fiscal year.

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES PAID BY THE FUND:
-----------------------------------------------------------------


RYDEX SERIES FUNDS                    DATE OF LAST              MANAGEMENT FEES    ADMINISTRATIVE  ACCOUNTING
                                      SHAREHOLDER  MANAGEMENT  PAID TO INVESTMENT   SERVICE FEES   SERVICE FEES
SERIES NAME                            APPROVAL       FEES         ADVISER          PAID TO RFS    PAID TO RFS
---------------------------------------------------------------------------------------------------------------
Rydex|SGI International
   Opportunity Fund                    8/27/2007     0.90%       $206,511             $57,364        $22,946

DISTRIBUTION FEES PAID BY THE FUND*:
------------------------------------
RYDEX SERIES FUNDS
SERIES NAME                                    A-CLASS          C-CLASS           H-CLASS         ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Rydex|SGI International
Opportunity Fund                               $32,818          $25,733           $18,112         N/A

-----------------
(*For A-Class, C-Class, H-Class and Advisor Class shares. Investor Class shares and Investor 2 Class shares were not subject to distribution fees.)

                                   APPENDIX C

                    DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS

   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF PADCO ADVISORS, INC. The business address of the directors and principal executive officers is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


                        POSITION HELD WITH
NAME                    PADCO ADVISORS, INC.               OTHER PRINCIPAL OCCUPATION/POSITION
-----------------------------------------------------------------------------------------------------------
Richard M. Goldman      Director and Chief Executive       Senior Vice President, Security Benefit
                        Officer                            Corporation; Director, First Security Benefit
                                                           Life Insurance and Annuity Company of
                                                           New York; President, Security Investors,
                                                           LLC; CEO, President, & Director, Rydex
                                                           Distributors, Inc.; President & CEO, Rydex
                                                           Holdings, LLC; CEO & Director, PADCO
                                                           Advisors II, Inc.; Director, Rydex Fund
                                                           Services, Inc.; President and Manager,
                                                           Security Global Investors, LLC

Michael P. Byrum        Director, Chief Investment         Director, Chief Investment Officer, President,
                        Officer, President, and            and Secretary, PADCO Advisors II, Inc.;
                        Secretary                          Secretary, Rydex Funds Services, Inc.; Chief
                                                           Investment Officer, Rydex Holdings, LLC;
                                                           Manager, Rydex Specialized Products, LLC


   MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF SECURITY GLOBAL INVESTORS, LLC. The business address of the managers and principal executive officers is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133.

                        POSITION HELD WITH
                        SECURITY GLOBAL
NAME                    INVESTORS, LLC                     OTHER PRINCIPAL OCCUPATION/POSITION
-----------------------------------------------------------------------------------------------------------
Richard M. Goldman      President and Manager              Senior Vice President, Security Benefit
                                                           Corporation; Director, First Security
                                                           Benefit Life Insurance and Annuity
                                                           Company of New York; President and
                                                           Manager Representative, Security Investors,
                                                           LLC; CEO, President, & Director, Rydex
                                                           Distributors, Inc.; President & CEO, Rydex
                                                           Holdings, LLC; CEO & Director, PADCO
                                                           Advisors, Inc., CEO & Director, PADCO
                                                           Advisors II, Inc.; Director, Rydex Fund
                                                           Services, Inc.

   DIRECTOR AND PRINCIPAL EXECUTIVE OFFICERS OF VALU-TRAC INVESTMENT MANAGEMENT LIMITED. The business address of the managers and principal executive officers is Mains of Orton, Fochabers, Moray, Scotland, IV32 7QE.


                        POSITION HELD WITH
                        VALU-TRAC INVESTMEN
NAME                    MANAGEMENT LIMITED                 OTHER PRINCIPAL OCCUPATION/POSITION
-----------------------------------------------------------------------------------------------------------
R. Peter W. Millar      Chief Executive Officer            Chief Executive Officer of Valu-Trac
                                                           Investment Research Limited; Sole Proprietor
                                                           of Valu-Trac Research, Orton Estate, and
                                                           Orton Farms; Executive Director of Valu-Trac
                                                           Master Fund SPC, Valu-Trac Strategic Fund
                                                           SPC, Valu-Trac Strategic Fund LLC, Valu-
                                                           Trac Funds PLC, and Spey Fishing Trust
                                                           Ltd.; Non-Executive Director of Pahlson
                                                           Moller Ltd. and Gordonstoun Foundation
                                                           Ltd.; and Trustee of R.P.W. Millar 1998
                                                           Discretionary Trust.

Malcolm G. Strang Steel Non-Executive Director             Partner of Turcan Connell, Solicitors; Partner
                                                           of Greenhead Farm; and Non-Executive
                                                           Director of Gleneagles Farms, Ltd., Hope
                                                           Sixteen (Properties) Ltd., Hope Sixteen
                                                           (Trustees) Ltd., Logie Enterprises Ltd.,
                                                           Princes Exchange (Nominees) Ltd., Princes
                                                           Exchange (Trustees) Ltd., Prospero Trustees,
                                                           Ltd., Relugas Farms Ltd., TC Nominees (No.
                                                           1) Ltd., TC Nominess (No. 2), TC Nominees
                                                           (No. 3) Ltd., TC Nominees (No. 4) Ltd., TC
                                                           Nominess (No. 5) Ltd., Turcan Connell (PEP
                                                           Nominess) Ltd., Turcan Connell (Trustees)
                                                           Ltd. and Valu-Trac Investment Research Ltd.


   TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH PADCO ADVISORS, INC., SECURITY GLOBAL INVESTORS, LLC, OR VALU-TRAC INVESTMENT MANAGEMENT LIMITED. The business address of each of the following persons is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                        POSITION HELD WITH                 POSITION HELD WITH INVESTMENT ADVISER
NAME                    THE FUNDS                          OR SUB-ADVISER
-----------------------------------------------------------------------------------------------------------
Richard M. Goldman      Trustee and President              Director and Chief Executive Officer,
                                                           PADCO Advisors, Inc. President and
                                                           Manager, Security Global Investors, LLC

Michael P. Byrum        Vice President                     Director, Chief Investment Officer, President,
                                                           and Secretary, PADCO Advisors, Inc.

Joanna M. Haigney       Chief Compliance Officer           Chief Compliance Officer and Secretary,
                                                           PADCO Advisors, Inc.

Keith Fletcher          Vice President                     Vice President, PADCO Advisors, Inc.

                                  APPENDIX D-1


               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
              OBJECTIVES ADVISED BY PADCO ADVISORS, INC. AND PADCO
                                ADVISORS II, INC.


   The table below lists the names of other mutual funds advised by PADCO Advisors, Inc. or PADCO Advisors II, Inc. (collectively, the "Investment Adviser") with similar investment objectives as the Fund, and information concerning the Fund's and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.


                                                      ANNUAL COMPENSATION TO
                                                      THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS                       (AS A PERCENTAGE OF AVERAGE        NET ASSETS
PROXY STATEMENT                                          DAILY NET ASSETS)          (IN MILLIONS)

Name(s) of Other fund(s)
with Similar Objectives
---------------------------------------------------------------------------------------------------
RYDEX|SGI INTERNATIONAL OPPORTUNITY FUND,
A SERIES OF RYDEX SERIES FUNDS                                0.90%                    $35.61

Rydex|SGI International Opportunity
Fund, a series of Rydex Variable Trust                        0.90%                    $21.94

   The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated.


                                      D-1-1

                                  APPENDIX D-2

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
             OBJECTIVES SUB-ADVISED BY OF SECURITY GLOBAL INVESTORS,
                                       LLC

   The table below lists the names of other mutual funds sub-advised by Security Global Investors, LLC (the "Sub-Adviser") with similar investment objectives as the Fund, and information concerning the Fund's and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Sub-Adviser for its services to the Fund and such other funds.


                                                      ANNUAL COMPENSATION TO
                                                         THE SUB-ADVISER
NAME OF FUND SUBJECT TO THIS                       (AS A PERCENTAGE OF AVERAGE        NET ASSETS
PROXY STATEMENT                                         DAILY NET ASSETS)           (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
-----------------------------------------------------------------------------------------------------
RYDEX|SGI INTERNATIONAL OPPORTUNITY FUND,
A SERIES OF RYDEX SERIES FUNDS                                0.35%                    $35.61

Rydex|SGI International Opportunity
Fund, a series of Rydex Variable Trust                        0.35%                    $21.94

Rydex|SGI Alpha Opportunity
Fund, a series of Security Equity Fund                        1.45%(1)                 $14.65

Series Z (Alpha Opportunity
Series), a series of SBL Fund                                 1.45%(1)                 $22.63

   The Sub-Adviser did not reduce or waive its investment advisory fees for the period indicated.


----------------
(1) These annual fees are stated as a percentage of a portion of the Fund's net assets managed by the Sub-Adviser. Another portion of the Fund's assets is managed by Mainstream Investment Advisers, LLC, which is not affiliated with the Fund.

                                      D-2-1

                                  APPENDIX D-3

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                 OBJECTIVES SUB-ADVISED BY VALU-TRAC INVESTMENT
                               MANAGEMENT LIMITED

   The table below lists the names of other mutual funds sub-advised by Valu-Trac Investment Management Limited (the "Sub-Adviser") with similar investment objectives as the Fund, and information concerning the Fund's and such other funds' net assets as of December 31, 2009 and the rate of compensation for the Sub-Adviser for its services to the Fund and such other funds.


                                                      ANNUAL COMPENSATION TO THE
NAME OF FUND SUBJECT TO THIS                         SUB-ADVISER (AS A PERCENTAGE       NET ASSETS
PROXY STATEMENT                                      OF AVERAGE DAILY NET ASSETS)     (IN MILLIONS)

Name(s) of Other Fund(s)
with Similar Objectives
-----------------------------------------------------------------------------------------------------
RYDEX|SGI INTERNATIONAL OPPORTUNITY FUND,
A SERIES OF RYDEX SERIES FUNDS                                0.35%                      $35.61

Rydex|SGI International Opportunity
Fund, a series of Rydex Variable Trust                        0.35%                      $21.94

   The Sub-Adviser did not reduce or waive its investment advisory fees for the period indicated.


                                      D-3-1

                                  APPENDIX E-1

               FORM OF SUB-ADVISORY AGREEMENT WITH SECURITY GLOBAL
                                 INVESTORS, LLC


                              SUBADVISORY AGREEMENT

   THIS AGREEMENT is made and entered into as of the close of business on the ___ day of ______________, 2010 between PADCO Advisors, Inc. (the "Adviser"), a Maryland corporation, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                               W I T N E S S E T H

   WHEREAS, Rydex Series Funds ("RSF"), a Delaware business trust, is registered with the U.S. Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, RSF is authorized to issue shares of each series of the Trust listed on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time;

   WHEREAS, RSF has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage the Funds' assets;

   WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

   WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser as subadviser to act as investment adviser for and to manage the Funds' Investments (as defined below) and the Subadviser desires to render such services.

   NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

   1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Funds subject to the supervision of the Adviser and the Board of Trustees of RSF and subject to the terms of this Subadvisory Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Funds' Investments (defined below).

   2. DUTIES OF SUBADVISER.

      (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the


                                      E-1-1

   Funds as set forth in each Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Funds' Board to purchase, hold and sell investments for the account of the Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser.

      The Subadviser acknowledges that the Funds may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of the Funds, or an affiliated person of such other subadviser, concerning transactions for the Funds in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of each Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser as to any other portion of a Fund's portfolio concerning transactions for the Fund in securities or other assets.

      (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Funds' Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as the Subadviser may select and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of each Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to each Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long-term. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to


                                      E-1-2
   be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, the Funds or the Funds' Board providing such information as the number of aggregated trades to which the Funds were a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

      (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds ("Principal Transactions"); provided, however, the Subadviser may enter into a Principal Transaction with the Funds if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction receives the express written approval of the Adviser.

       The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

      (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Funds and shall be immediately surrendered to the Funds upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Funds or the Adviser at any time upon reasonable request, including telecopy, during any business day.

      (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or the Funds may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or a Fund may reasonably


                                      E-1-3
   request. The Subadviser will make available its officers and employees to meet with the Funds' Board of Trustees at the Funds' principal place of business on due notice to review the Investments of the Funds.

      The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Funds or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

      During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office, all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, or the public, that refer to the Subadviser for the Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Subadviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

      (f) Custody Arrangements. The Subadviser shall provide the Funds' custodian, on each business day, with information relating to all transactions concerning the Funds' assets.

      (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with RSF's Agreement and Declaration of Trust, By-Laws, and currently effective registration statement and with the written instructions and directions of the Funds' Board and the Adviser, after receipt of such documents from the Funds, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

      In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Funds comply with all applicable statutes and regulations



                                      E-1-4
   necessary to qualify each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

       The Subadviser further agrees that the Adviser and its affiliates shall be exclusively responsible for the marketing and distribution of shares of the Funds in the United States.

      (h) Information Concerning the Funds. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) RSF's Agreement and Declaration of Trust, (ii) the By-Laws of RSF, (iii) the Funds' registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and
   (iv) any written instructions of the Funds' Board and the Adviser.

      (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds. The Subadviser shall provide to the Adviser its applicable proxy voting policies and procedures for inclusion in the Funds' Statement of Additional Information.

      (j) Informational Material. The Subadviser shall provide the Adviser for its review prior to their use, copies of all informational materials prepared by or on behalf of the Subadviser, mentioning any Fund, including but not limited to, advertisements, brochures, and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, applicable laws.

   3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

   4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fees set forth in Schedule A attached hereto.

   5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its duties under this Agreement without the approval of the Adviser and the Funds' Board.


                                      E-1-5

   6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Funds as follows:

      (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

      (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

      (c) The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity and Futures Trading Commission (the "CFTC") and the National Futures Association;

      (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

      (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

      (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

      (g) This Agreement is a valid and binding agreement of the Subadviser;
   and

      (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

      (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Funds in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent


                                      E-1-6
   applicable. The Subadviser understands that the Board of Trustees of the Funds is required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

       (j) The Subadviser shall not divert any Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Funds, any other series of RSF, or any other registered investment company.

   7. NON-EXCLUSIVITY. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

   8. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

      (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

      (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association;

      (c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted;

      (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

      (e) This Agreement is a valid and binding agreement of the Adviser;

      (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

      (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.


                                      E-1-7

   9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

   10. LIABILITY AND INDEMNIFICATION. The Subadviser shall indemnify and hold harmless RSF and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Subadviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Subadviser's misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligations and duties under this Agreement.

   11. DURATION AND TERMINATION.

       (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to each of the Funds unless it has first been approved (i) by a vote of a majority of those directors of the Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) to the extent required by applicable law, by vote of a majority of the Funds' outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by either (i) the Board of Trustees of the Funds, or (ii) by the affirmative vote of a majority of the Funds' outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to the Funds must be approved by the vote of a majority of the Funds' directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Funds may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Funds' Board of Trustees to evaluate the terms of this Agreement.

       (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

           (i) By vote of a majority of the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds,


                                      E-1-8
                 or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

           (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty
                 (20) days' written notice;

           (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

           (iv) By the Subadviser upon 120 days' written notice to the Adviser and the Funds.

       This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent.

   12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

   13. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Board of Trustees of the Funds or by a vote of a majority of the outstanding voting securities of the Funds.

   14. CONFIDENTIALITY. Subject to the duties of the Adviser, the Funds and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof.

   15. NOTICE. Any notice that is required to be given by the parties to each other (or to the Funds) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

       (a) If to the Subadviser:

           Security Global Investors, LLC
           801 Montgomery Street, 2nd Floor
           San Francisco, CA 94133
           Attention: Richard Goldman, President
           Facsimile: (785) 438-3080


                                      E-1-9

           With a copy to:

           Security Benefit Corporation
           One Security Benefit Place
           Topeka, KS 66636
           Attention: General Counsel
           Facsimile: (785) 438-3080

       (b) If to the Adviser:

           PADCO Advisors, Inc.
           9601 Blackwell Road, Suite 500
           Rockville, MD 20850
           Attention: Rich Goldman
           Facsimile: (785) 438-3080

           with a copy to:

           PADCO Advisors, Inc.
           One Security Benefit Place
           Topeka, KS 66636-0001
           Attention: General Counsel
           Facsimile: (785) 438-3080

       (c) If to RSF:

           Rydex Series Funds
           One Security Benefit Place
           Topeka, Kansas 66636-0001
           Attention: Amy J. Lee, Assistant Secretary
           Facsimile: (785) 438-3080

   16. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland.

   17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

   18. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

   19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

   20. CERTAIN DEFINITIONS.

       (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.


                                     E-1-10

       (b) Miscellaneous. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                 PADCO ADVISORS, INC.

                                 By: ____________________________________
                                     Name: Richard Goldman
                                     Title:  President

ATTEST:

____________________________________
Name: Michael Byrum
Title: Secretary

                                 SECURITY GLOBAL INVESTORS, LLC

                                 By: ____________________________________
                                     Name:
                                     Title:

ATTEST:

____________________________________
Name:
Title:


                                     E-1-11

                                   SCHEDULE A

                                 SUBADVISORY FEE

   For all services rendered by the Subadviser to each Fund listed hereunder, the Adviser shall pay to the Subadviser an annual fee (the "Subadvisory Fee"), as follows:

                                                             RATE
                FUND                    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
International Long Short Select Fund                        0.35%

   For purposes of calculating the compensation to be paid hereunder, each Fund's assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of such Fund's shares as described in the then current prospectus for the Fund.

   The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.


                                     E-1-12

                                  APPENDIX E-2

                       FORM OF SUB-ADVISORY AGREEMENT WITH
                     VALU-TRAC INVESTMENT MANAGEMENT LIMITED

                        INVESTMENT SUB-ADVISORY AGREEMENT

   AGREEMENT made as of this [ ] day of [ ], 2010 by and between PADCO Advisors, Inc., a Maryland corporation and a federally registered investment adviser ("Advisor"), and Valu-Trac Investment Management Limited, a limited liability company incorporated in England and a federally registered investment adviser ("Sub-Advisor").

   WHEREAS, Rydex Series Funds, a Delaware statutory trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

   WHEREAS, Advisor serves as the investment adviser to the International Opportunity Fund, a series of the Trust (the "Fund"), pursuant to an Investment Advisory Agreement between Advisor and the Trust (as such agreement may be modified from time to time, the "Advisory Agreement"); and

   WHEREAS, Advisor desires to retain Sub-Advisor to furnish investment advisory services to the Advisor in connection with the management of the Fund, upon the terms and conditions hereafter set forth, and the Sub-Advisor is willing to render such investment advisory services;

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

   1. APPOINTMENT. Advisor hereby appoints Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

   2. SERVICES TO BE PERFORMED. Subject always to the supervision of the Trust's Board of Trustees and Advisor, Sub-Advisor will be responsible for the development and on-going maintenance of the investment management strategy utilized by the Fund as described in the Fund's initial registration statement on Form N-1A as declared effective by the U. S. Securities and Exchange Commission (the "SEC"), consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund's Board of Trustees and publicly described and as Sub-Advisor is notified of such changes. Sub-Advisor will furnish such service by constructing and providing Advisor with a model investment portfolio which shall consist of percentage allocations to country equity markets together with currency hedge allocations, according to Guidelines provided by Advisor ("Model Portfolio").

                                     E-2-1

   Sub-Advisor will inform Advisor of the Model Portfolio in a report ("Portfolio Report"). Sub-Advisor will monitor the composition and performance of the Model Portfolio on a continuous basis and will advise Advisor of any changes to the Model Portfolio that Sub-Advisor believes are advisable in light of changes in market conditions or other developments that have occurred since the date of the most recent Portfolio Report. Sub-Advisor will immediately deliver to Advisor an updated/revised Portfolio Report that reflects all changes in the Model Portfolio that are recommended by Sub-Advisor. It is understood and agreed by the parties hereto that Sub-Advisor is only providing the Model Portfolio. Advisor understands and accepts that it will implement the Model Portfolio on a best endeavor's basis. While Advisor intends to implement the Model Portfolio as provided by Sub-Advisor, Sub-Advisor understands that Advisor will review all Model Portfolio recommendations and may deviate from a recommendation if, in the discretion of Advisor, the deviation is necessary to comply with investment policies and/or restrictions and any applicable regulatory requirements. In such circumstances the Advisor will promptly notify the Sub-Advisor of any deviations from the Model Portfolio and the reasons thereof.


   All Portfolio Reports and updates thereto will be transmitted to Advisor via electronic mail or such other form of communication as the parties mutually agree. Sub-Advisor shall maintain policies and procedures to monitor for signal errors and shall promptly report any such errors to the daily Portfolio Department Contact and the Fund's Chief Compliance Officer ("CCO").

   Sub-Advisor shall inform Advisor of any material changes to Sub-Advisor's investment process as it relates to the Fund prior to implementing such material change.

   Sub-Advisor shall provide monthly commentary about the performance of the Fund, general market conditions as they relate to the Fund, and securities allocations. To the extent Advisor wishes to use this material in marketing material for the Fund, Sub-Advisor will keep all required data and records to back-up this information, which will be provided to Advisor upon request.

   With regard to country-specific public holidays that the Sub-Advisor may observe and the Advisor may not, or vice versa, best efforts will be made to notify the other party and to appropriately plan for and meet the requirements contained herein during such times.

   In the performance of its duties, Sub-Advisor will satisfy its fiduciary duties to the Fund and will ensure that the Model Portfolio complies with Guidelines provided by the Advisor and that its recommendations comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent Sub-Advisor has been notified of such objectives, policies and restrictions. Advisor will provide Sub-Advisor with current copies of the Fund's Declaration of Trust, By-laws, Registration Statement on Form N-1A and any amendments thereto insofar as such

                                      E-2-2
as amendments relate to the Fund, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Advisor's performance under this Agreement.

   Sub-Advisor shall not be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as assets in the Fund. If Sub-Advisor receives a misdirected proxy, it shall promptly forward such misdirected proxy to Advisor. Sub-Advisor agrees to make itself reasonably available to Advisor for consultation regarding particular proxies.

   Sub-Advisor further agrees that it:

       (a) will use the same degree of skill and care in providing such services as it uses in providing services to all fiduciary accounts for which it has investment responsibilities;

       (b) will conform to all applicable laws, Rules and Regulations of the SEC, and any other regulatory entity that oversees the investment advisory activities of Sub-Advisor (together, "Applicable Laws"), in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

       (c) will report regularly to Advisor and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Advisor and the Board of Trustees on a regular basis at reasonable times as agreed by both parties the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Advisor;

       (d) will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of providing recommendations about the portfolio securities of the Fund, and, if known, will notify Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a market in which the securities may primarily trade but before the time at which the Fund's securities are priced on a given day) that may materially impact the pricing of one or more securities in the portfolio. In addition, Sub-Advisor will assist Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities;

       (e) will prepare and maintain such books and records required to be maintained pursuant to Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and Rule 31a-3 under the 1940 Act with

                                      E-2-3
   respect to the Fund, as applicable, and agrees that all records which it maintains for the Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained pursuant to Rule 204-2 under the Advisers Act and Rule 31a-3 under the 1940 Act, as applicable. In addition, Sub-Advisor will furnish Advisor and the Fund's Board of Trustees such periodic and special reports as the Board or Advisor may reasonably request;

       (f) agrees that all proprietary rights relating to the performance resulting from Advisor's implementation of the recommendations inherent in the Model Portfolio are and will remain the property of Advisor. Prior to use, Sub-Advisor further agrees that it shall provide Advisor for its review and written approval copies of all informational materials mentioning the Fund, including, but not limited to, advertisements, brochures and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, Applicable Laws. Such Informational Materials must also contain disclosure clarifying the relationship between Sub-Advisor and Advisor and disclaiming Advisor's responsibility for any content as provided by Rydex. In addition, Sub-Advisor shall have no right to use the name, trade name, trademarks, service marks, logos or other indicia of identity or origin of Advisor or the Fund or any other affiliate of or investment company managed by Advisor (each, a "Mark") for any commercial purposes, including, without limitation, in or on any advertising or promotional materials, press releases or web sites, without the prior written consent of Advisor, which Advisor may not unreasonably withhold and may withdraw upon five (5) days' notice to Sub-Advisor. Once Informational Materials have been approved by Advisor, Sub-Advisor may revise subsequent Informational Materials to update performance numbers, holdings information and asset levels without Advisor's prior review and approval. However, a final copy of such factually updated Informational Materials must be provided to Advisor.

       Notwithstanding the foregoing, Sub-Advisor may include the name of the Fund and/or the amount of Fund assets under management on any list of clients it publicly distributes. At such time as this Agreement shall no longer be in effect between Advisor and Sub-Advisor, or Advisor is no longer a licensee of a Mark, Sub-Advisor shall (to the extent that, and as soon as, it lawfully can) cease to use the Marks. In no event shall Sub-Advisor use a Mark or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Rydex") if this Agreement is terminated.

       (g) has adopted and implemented and will maintain, in accordance with Rule 206(4)-7 under the Advisers Act, Sub-Advisor written policies and

                                      E-2-4
   procedures reasonably designed to prevent violation by Sub-Advisor and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act with respect to its U.S. clients;

       (h) to the extent that Sub-Advisor's activities or services could affect the Fund, Sub-Advisor has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and Sub-Advisor;

       (i) shall have and maintain policies and procedures to safeguard and restrict improper access to the Model Portfolio and communications about the Model Portfolio;

       (j) shall promptly provide to the Fund's CCO the following documents:

           (i) copies of all SEC or other regulatory entity examination correspondence, including correspondence regarding books and records examinations and "sweep" examinations, issued during the term of this Agreement, in which the SEC or other regulatory entity identified any concerns, issues or matters (such correspondence are commonly referred to as "deficiency letters") relating to any aspect of Sub-Advisor's investment advisory business and Sub-Advisor's responses thereto;

           (ii) a report of any material violations of Applicable Laws, Sub-Advisor's compliance program or any "material compliance matters" (as such term is defined in Rule 38a-1 under the 1940
                 Act) that have occurred with respect to Sub-Advisor's compliance program;

           (iii) a report of any material changes to the policies and procedures that comprise Sub-Advisor's compliance program;

           (iv) a copy of Sub-Advisor's chief compliance officer's report (or similar document(s) which serve the same purpose) regarding his or her annual review of Sub-Advisor's compliance program, as required by Rule 206(4)-7 under the Advisers Act; and

           (v) an annual (or more frequently as the Fund's CCO may reasonably request) representation regarding the Sub-Advisor's compliance with these sub-paragraphs g) through i) of this Agreement; and

       (k) shall provide the Fund's CCO with:

           (i) reasonable access to the testing, analyses, reports and other documentation, or summaries thereof, that Sub-Advisor's chief compliance officer relies upon to monitor the effectiveness of the

                                      E-2-5
                 implementation of Sub-Advisor's compliance program and Applicable Laws; and

           (ii) reasonable access, during normal business hours, to Sub-Advisor's facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of Sub-Advisor.

      (l) agrees that Advisor and its affiliates shall be exclusively responsible for the marketing and distribution of shares of the Fund in the United States.

   3. REPRESENTATIONS OF ADVISOR. ADVISOR HEREBY REPRESENTS THAT IT:

       (a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

       (b) is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

       (c) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

       (d) will immediately notify Sub-Advisor of the occurrence of any event that would disqualify Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

   4. REPRESENTATIONS OF SUB-ADVISOR. SUB-ADVISOR HEREBY REPRESENTS THAT IT:

       (a) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

       (b) is not prohibited by the 1940 Act, the Advisers Act, or Applicable Laws from performing investment advisory services to the Fund;

       (c) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund;

       (d) will maintain an insurance policy in the event of any errors or omissions that may occur in the construction or communication of the Model Portfolio to the Advisor; and

       (e) will immediately notify Advisor of the occurrence of any event that would disqualify Sub-Advisor from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                      E-2-6

   5. EXPENSES. During the term of this Agreement, Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement, including the compensation and expenses of all its directors, officers and employees.

   6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Advisor will pay Sub-Advisor, and Sub-Advisor agrees to accept as full compensation therefor, a fee at an annual rate applied to the daily net assets of the Fund in accordance with Schedule A of this Agreement.

   The fee will be paid quarterly not later than the fifteenth (15th) business day of the month following the quarter for which services have been provided. In the event of termination of this Agreement, the fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in such quarter, and such fee shall be payable on the date of termination of this Agreement with respect to the Fund. For purposes of calculating Sub-Advisor's fee, the value of the net assets of the Fund shall be determined in the same manner as the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund's Prospectus and Statement of Additional Information, as they may be supplemented or updated from time to time.

   For the month and quarter in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and quarter, respectively.

   7. SERVICES TO OTHERS. Advisor understands, and has advised the Fund's Board of Trustees, that Sub-Advisor now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies. In addition, Advisor understands, and has advised the Fund's Board of Trustees, that the persons employed by Sub-Advisor to assist in Sub-Advisor's duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that Sub-Advisor may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

   8. LIMITATION OF LIABILITY. Sub-Advisor shall not be liable for, and Advisor will not take any action against Sub-Advisor to hold Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of Sub-Advisor's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

   Advisor shall not be liable for, and Sub-Advisor will not take any action against Advisor to hold Advisor liable for, any error of judgment or mistake of law or for any

                                      E-2-7
loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of Advisor's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Advisor in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

   The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which each party may have against the other under any federal securities laws based on negligence and which cannot be modified in advance by contract.

   9. TERM; TERMINATION; AMENDMENT. This Agreement shall become effective with respect to the Fund on the date first above written, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force unless terminated as hereinafter provided. This Agreement shall continue in force for two years and from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, Sub-Advisor may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder, such as pursuant to an interim sub-advisory agreement in accordance with Rule 15(a)(4) under the 1940 Act.

   This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by Advisor on no less than sixty (60) days' written notice to Sub-Advisor. This Agreement may be terminated at any time without the payment of any penalty by Sub-Advisor on no less than sixty (60) days' written notice to Advisor. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days' written notice to Sub-Advisor by the Fund.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by Advisor, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Advisor or any officer or director of Sub-Advisor has taken any action that results in a breach of the representations of Sub-Advisor set forth herein.

   The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

                                      E-2-8

   Termination of this Agreement shall not affect the right of Sub-Advisor to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Advisory Agreement between Advisor and the Fund is terminated, assigned, or not renewed.

   10. NOTICE. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by prepaid, first-class letter posted to the following addresses, or to such other address as shall be designated in a notice given in accordance with this section, and such notice shall be deemed to have been given at the time of delivery of, if sent by post, five (5) week days after posting by airmail.

   If to Advisor:

        PADCO Advisors, Inc.
        9601 Blackwell Road
        Suite 500
        Rockville, MD 20850
        ATTENTION: President

   If to Sub-Advisor:

        Valu-Trac Investment Management Limited
        Mains of Orton, Fochabers
        Moray, Scotland
        IV32 7QE
        United Kingdom
        ATTENTION: Chief Executive Officer

or such address as each such party may designate for the receipt of such notice.

   11. LIMITATIONS ON LIABILITY. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

   12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be

                                      E-2-9
binding upon and shall inure to the benefit of the parties hereto and their respective successors.

   13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts between Maryland residents to be entered into and performed entirely within the State of Maryland.

   IN WITNESS WHEREOF, Advisor and Sub-Advisor have caused this Agreement to be executed as of the day and year first above written.

                      PADCO ADVISORS, INC.,
                      a Maryland corporation

                      By: ____________________________________
                          Title:  Chief Executive Officer

                      VALU-TRAC INVESTMENT MANAGEMENT LIMITED, a limited liability company incorporated in England,

                      By: ____________________________________
                          Title:

                                      E-2-10

                                   SCHEDULE A

      RYDEX SERIES FUNDS
International Opportunity Fund                       0.35% per annum

(based on average daily net assets as calculated at the completion of each calendar quarter)

                                     E-2-11

                                   APPENDIX F

              INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH VALU-TRAC INVESTMENT MANAGEMENT LIMITED AND FEES PAID
                               TO THE SUB-ADVISER

    Valu-Trac Investment Management Limited (the "Sub-Adviser") currently serves as sub-adviser to the Rydex|SGI International Opportunity Fund (the "Fund"), a series of Rydex Series Funds, pursuant to the investment sub-advisory agreement between PADCO Advisors, Inc., the Fund's investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

    (i)   the date of the Sub-Advisory Agreement;

    (ii) the date on which the Fund's shareholders last approved the Fund's Sub-Advisory Agreement;

    (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the Fund; and

    (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the Fund during the Fund's most recently completed fiscal year (ended March 31, 2009).


                                DATE OF            DATE OF LAST                           SUB-ADVISORY
                              SUB-ADVISORY         SHAREHOLDER        SUB-ADVISORY        FEES PAID TO
FUND                           AGREEMENT            APPROVAL              FEES            SUB-ADVISER
-------------------------------------------------------------------------------------------------------
Rydex|SGI International         8/29/2007           8/27/2007           0.35%               $79,858
Opportunity Fund

                                   APPENDIX G

                               OUTSTANDING SHARES

    As of February 24, 2010, the total number of shares outstanding for the Fund is set forth in the table below:


RYDEX SERIES FUNDS
-----------------------------------------------------------------------------------
                                              SHARES OUTSTANDING
                            -------------------------------------------------------
FUND                        A-CLASS       C-CLASS        H-CLASS         TOTAL
-----------------------------------------------------------------------------------
Rydex|SGI International     281,744.352   83,721.15      504,783.058     870,248.56
Opportunity Fund
-----------------------------------------------------------------------------------

                                   APPENDIX H

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE FUND


    As of February 24, 2010, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of the Fund's outstanding securities:

RYDEX SERIES FUNDS - RYDEX|SGI INTERNATIONAL OPPORTUNITY FUND

CLASS A

NAME AND ADDRESS OF THE
BENEFICIAL OWNER                               AMOUNT OF SHARES OWNED            PERCENTAGE OF THE CLASS
---------------------------------------------------------------------------------------------------------
Rydex EPT Conservative                                14,972.958                         5%
9601 Blackwell Road
Suite 500
Rockville, MD 20850

Rydex EPT Moderate                                    74,560.235                         26%
9601 Blackwell Road
Suite 500
Rockville, MD 20850

Rydex EPT Aggressove                                  41,220.127                         15%
9601 Blackwell Road
Suite 500
Rockville, MD 20850

CLASS H

NAME AND ADDRESS OF THE
BENEFICIAL OWNER                               AMOUNT OF SHARES OWNED            PERCENTAGE OF THE CLASS
---------------------------------------------------------------------------------------------------------
National Financial Services Corp.,                    239,882.657                        48%
For The Exclusive Benefit Of Our
Customers Russ Lennon
200 Liberty Street
New York, NY 10281-9999

Ameritrade Inc., For The Exclusive Benefit Of          39,736.162                        8%
Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Schwab Special Custody Account - Reinv For             36,921.524                        7%
Benefit Of Customers, Attn: Mutual Funds
Team E
101 Montgomery Street
San Francisco, CA 94104-4122

-----------------
* A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a "control person" (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted for shareholder consideration.

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

                              [FORM OF PROXY CARD]

                                 PROXY CARD FOR
                             [FUND NAME PRINTS HERE]
          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS - APRIL 23, 2010

The undersigned hereby appoint(s) Joanna Haigney, Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on April 23, 2010 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2010

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
www.proxyonline.com/docs/rydexsgi5.pdf.

--------------------------------------------------------------------------------

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-877-864-5058 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE: To cast your vote via a touch-tone voting line, call toll-free 1-877-864-5058 and enter the control number found on the reverse side of this proxy card.

INTERNET:    To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

  Shareholder sign here     Date               Joint owner sign here     Date

   IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS
                                   IMPORTANT.

IF YOU RECEIVED MORE THAN ONE BALLOT BECAUSE YOU HAVE MULTIPLE INVESTMENTS IN THE FUNDS, PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS!

Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

          PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

--------------------------------------------------------------------------------

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]
1. To approve a new investment advisory agreement between the Fund and PADCO Advisors, Inc.

                 FOR               AGAINST               ABSTAIN
                 [ ]                 [ ]                   [ ]

2. To approve a new investment sub-advisory agreement between PADCO Advisors, Inc. and Security Global Investors, LLC for the Fund.

                 FOR               AGAINST               ABSTAIN
                 [ ]                 [ ]                   [ ]

3. To approve a new investment sub-advisory agreement between PADCO Advisors, Inc. and Valu-Trac Investment Management Limited for the Fund.

                 FOR               AGAINST               ABSTAIN
                 [ ]                 [ ]                   [ ]

4.   To approve a new fundamental investment policy on borrowing money.

                 FOR               AGAINST               ABSTAIN
                 [ ]                 [ ]                   [ ]

                              THANK YOU FOR VOTING